Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.



                                   $60,000,000

                           LOAN AND SECURITY AGREEMENT

                          Dated as of January 31, 2000

                                     BETWEEN

                           TRAVIS BOATS & MOTORS, INC.

                              a Texas corporation,

                       and its Subsidiaries Listed Herein

                                  as Borrowers

                                       AND

                     DEUTSCHE FINANCIAL SERVICES CORPORATION

                       Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.






1.    DEFINITIONS.....................................................................................................1


2.    CREDIT FACILITY.................................................................................................7

   2.1   TOTAL CREDIT FACILITY........................................................................................7
         ---------------------
   2.2   FLOORPLAN LOANS..............................................................................................7
         ---------------
      2.2.1   Inventory Floorplan Loan Limit..........................................................................7
              ------------------------------
      2.2.2   Payment Terms for Floorplan Inventory...................................................................7
              -------------------------------------
   2.3   REVOLVING CREDIT FACILITY....................................................................................8
         -------------------------
      2.3.1   Eligible Accounts.......................................................................................8
              -----------------
      2.3.2   Eligible New Inventory..................................................................................8
              ----------------------
      2.3.3   Eligible Used Inventory.................................................................................8
              -----------------------
      2.3.4   Eligible Parts..........................................................................................8
              --------------
      2.3.5   Payment Terms for Eligible Inventory....................................................................8
              ------------------------------------
   2.4   MANDATORY PREPAYMENT.........................................................................................8
         --------------------
   2.5   INTEREST; CALCULATION OF CHARGES; FEES.......................................................................9
         --------------------------------------
      2.5.1   Interest - Floorplan Inventory Loans....................................................................9
              ------------------------------------
      2.5.2   Interest - Revolving Credit Loans.......................................................................9
              ---------------------------------
      2.5.3   Calculation of Charges..................................................................................9
              ----------------------
      2.5.4   Method of Transfer......................................................................................9
              ------------------
      2.5.5   Definitions.............................................................................................9
              -----------
      2.5.6   Fees...................................................................................................10
              ----
         2.5.6.1  Non-Use of Credit Facility Fee.....................................................................10
                  ------------------------------
         2.5.6.2  Administration Fees................................................................................10
                  -------------------
   2.6   BILLING STATEMENT...........................................................................................10
         -----------------
   2.7   LOAN PROCEEDS...............................................................................................10
         -------------
   2.8   DEFAULT INTEREST RATE.......................................................................................10
         ---------------------
   2.9   INTEREST RATE AFTER CERTAIN EVENTS..........................................................................10
         ----------------------------------
   2.10    VERIFICATION RIGHTS OF DFS................................................................................11
           --------------------------
   2.11    REPORTS...................................................................................................11
           -------
      2.11.1  Biweekly Reports.......................................................................................11
              ----------------
      2.11.2 Monthly Reports.........................................................................................11
             ---------------
      2.11.3  Updated Borrowing Base Certificates....................................................................11
              -----------------------------------
      2.11.4  Covenant Compliance Certificates.......................................................................11
              --------------------------------
      2.11.5  Other Reports..........................................................................................11
              -------------
      2.11.6  Accuracy of Reports....................................................................................11
              -------------------
   2.12    ESTABLISHMENT OF RESERVES.................................................................................11
           -------------------------
   2.13    UNAVAILABILITY OF LIBOR RATE; CAPITAL ADEQUACY............................................................11
           ----------------------------------------------
   2.14    COLLECTIONS...............................................................................................12
           -----------
   2.15    ADVANCEMENTS..............................................................................................12
           ------------
   2.16    CONTINUING REQUIREMENTS - ACCOUNTS........................................................................13
           ----------------------------------
   2.17    PERFORMANCE RESERVE.......................................................................................13
           -------------------
      2.17.1  Conditions Precedent...................................................................................13
              --------------------
      2.17.2       Use of the Performance Reserve....................................................................13
                   ------------------------------

3.    TERM OF AGREEMENT..............................................................................................14

   3.1   TERMINATION.................................................................................................14
         -----------
      3.1.1   Early Termination......................................................................................14
              -----------------
   3.2   EFFECT OF TERMINATION.......................................................................................14
         ---------------------

4.    BORROWING AND REPAYMENT PROCEDURES.............................................................................15

   4.1.    BORROWING PROCEDURES......................................................................................15
           --------------------
      4.1.1   Generally..............................................................................................15
              ---------
      4.1.2   Loan Options...........................................................................................15
              ------------
      4.1.3   Conditions Precedent to Each Loan......................................................................15
              ---------------------------------


                                       i


                       Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.


   4.2   ALL LOANS ONE OBLIGATION....................................................................................16
         ------------------------
   4.3   PAYMENTS OF PRINCIPAL AND INTEREST..........................................................................16
         ----------------------------------
   4.4   COLLECTION DAYS.............................................................................................16
         ---------------

5.    SECURITY FOR THE OBLIGATIONS...................................................................................16

   5.1   GRANT OF SECURITY INTEREST..................................................................................16
         --------------------------
   5.2   FUTURE ADVANCES.............................................................................................16
         ---------------
   5.3   FINANCING STATEMENTS........................................................................................16
         --------------------
   5.4   FURTHER ASSURANCES..........................................................................................16
         ------------------

6.    CONDITIONS PRECEDENT...........................................................................................16

   6.1   CONDITIONS PRECEDENT........................................................................................17
         --------------------
      6.1.1   DFS' Counsel...........................................................................................17
              ------------
      6.1.2   No Material Adverse Change.............................................................................17
              --------------------------
      6.1.3   Perfected Liens........................................................................................17
              ---------------
      6.1.4   Insurance..............................................................................................17
              ---------
      6.1.5   Laws...................................................................................................17
              ----
      6.1.6   Certificate of Good Standing...........................................................................17
              ----------------------------
      6.1.7   Opinion of Borrower's Counsel..........................................................................17
              -----------------------------
      6.1.8   UCC Searches...........................................................................................17
              ------------
      6.1.9   Other Documents........................................................................................17
              ---------------
      6.1.10  President's Certificate................................................................................17
              -----------------------
      6.1.11 Articles of Incorporation...............................................................................17
             -------------------------
      6.1.12  Secretary's Certificate of Resolution and Incumbency...................................................17
              ----------------------------------------------------
      6.1.13  Pre-closing Expenses...................................................................................18
              --------------------
      6.1.14  Pre-closing Reviews....................................................................................18
              -------------------
      6.1.15  Payoff Letters.........................................................................................18
              --------------

7.    REPRESENTATIONS AND WARRANTIES.................................................................................18

   7.1   FINANCIAL STATEMENTS........................................................................................18
         --------------------
   7.2   NON-EXISTENCE OF DEFAULTS...................................................................................18
         -------------------------
   7.3   LITIGATION..................................................................................................18
         ----------
   7.4   NO MATERIAL ADVERSE CHANGES.................................................................................18
         ---------------------------
   7.5   TITLE TO COLLATERAL.........................................................................................18
         -------------------
   7.6   CORPORATE STATUS............................................................................................18
         ----------------
   7.7   SUBSIDIARIES................................................................................................19
         ------------
   7.8   POWER AND AUTHORITY.........................................................................................19
         -------------------
   7.9   PRINCIPAL PLACE OF BUSINESS.................................................................................19
         ---------------------------
   7.10    ENFORCEABILITY OF THE LOAN DOCUMENTS......................................................................19
           ------------------------------------
   7.11    TAXES.....................................................................................................19
           -----
   7.12    COMPLIANCE WITH LAWS......................................................................................19
           --------------------
   7.13    CONSENTS..................................................................................................19
           --------
   7.14    PURPOSE...................................................................................................19
           -------
   7.15    CONDITION OF THE BUSINESS.................................................................................19
           -------------------------
   7.16    CAPITAL...................................................................................................20
           -------
   7.17    LOCATION OF COLLATERAL....................................................................................20
           ----------------------
   7.18    REAL PROPERTY.............................................................................................20
           -------------
   7.19    WARRANTIES AND REPRESENTATIONS-ACCOUNTS...................................................................20
           ---------------------------------------
   7.20    SOLVENCY..................................................................................................20
           --------
   7.21    BUSINESS LOCATIONS; AGENT FOR PROCESS.....................................................................20
           -------------------------------------
   7.22    WARRANTIES AND REPRESENTATIONS-INVENTORY & PARTS..........................................................20
           ------------------------------------------------
   7.23    REAFFIRMATION.............................................................................................21
           -------------
   7.24    SURVIVAL OF REPRESENTATIONS AND WARRANTIES................................................................21
           ------------------------------------------

                                       ii


                       Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.




8.    BORROWER'S COVENANTS...........................................................................................21

   8.1   AFFIRMATIVE COVENANTS.......................................................................................21
         ---------------------
      8.1.1   Payment and Performance................................................................................21
              -----------------------
      8.1.2   Insurance..............................................................................................21
              ---------
         8.1.2.1  Type of Insurance..................................................................................21
                  -----------------
         8.1.2.2  Requirements as to Insurance Policies..............................................................21
                  -------------------------------------
         8.1.2.3  Collection of Claims...............................................................................21
                  --------------------
         8.1.2.4  Blanket Policies...................................................................................22
                  ----------------
         8.1.2.5  Delivery of Policies or Certificates of Insurance..................................................22
                  -------------------------------------------------
      8.1.3  Collection of Receivables; Sale of Inventory............................................................22
             --------------------------------------------
      8.1.4  Notice of Litigation and Proceedings....................................................................22
             ------------------------------------
      8.1.5  Payment of Debt to Third Persons........................................................................22
             --------------------------------
      8.1.6  Notice of Change of Business Location...................................................................22
             -------------------------------------
      8.1.7  Payment of Taxes........................................................................................22
             ----------------
      8.1.8  Further Assurances......................................................................................22
             ------------------
      8.1.9  Maintenance of Status...................................................................................22
             ---------------------
      8.1.10  Financial Statements; Reporting Requirements; Certification as to Events of Defaults...................23
              ------------------------------------------------------------------------------------
      8.1.11  Notice of Existence of Default.........................................................................23
              ------------------------------
      8.1.12  Compliance with Laws...................................................................................24
              --------------------
      8.1.13  Maintenance of Collateral..............................................................................24
              -------------------------
      8.1.14  Collateral Records and Statements......................................................................24
              ---------------------------------
      8.1.15  Inspection of Collateral...............................................................................24
              ------------------------
      8.1.16  Landlord's Agreements..................................................................................24
              ---------------------

9.    FINANCIAL COVENANTS............................................................................................24

   9.1  AMOUNTS......................................................................................................24
        -------
      9.1.1   Minimum Tangible Net Worth.............................................................................24
              --------------------------
      9.1.2   Minimum Current Ratio..................................................................................24
              ---------------------
      9.1.3   Maximum Debt to Tangible Net Worth.....................................................................24
              ----------------------------------
   9.2  CERTAIN DEFINITIONS..........................................................................................25
        -------------------
   9.3   COVENANT COMPLIANCE CERTIFICATE.............................................................................25
         -------------------------------

10.      NEGATIVE COVENANTS..........................................................................................25

   10.1    CHANGE OF NAME, ETC.......................................................................................25
           -------------------
   10.2    SALE OR TRANSFER OF ASSETS................................................................................25
           --------------------------
   10.3    CHANGE IN CONTROL.........................................................................................25
           -----------------
   10.4    ENCUMBRANCE OF ASSETS.....................................................................................26
           ---------------------
   10.5    FALSE CERTIFICATES OR DOCUMENTS...........................................................................26
           -------------------------------
   10.6    ASSIGNMENT................................................................................................26
           ----------
   10.7    TRANSACTIONS WITH AFFILIATES..............................................................................26
           ----------------------------
   10.8    LOANS BY BORROWER.........................................................................................26
           -----------------
   10.9    FISCAL YEAR; ACCOUNTING METHODS...........................................................................26
           -------------------------------
   10.10   TOTAL DEBT................................................................................................26
           ----------
   10.11   ADVERSE TRANSACTIONS......................................................................................26
           --------------------
   10.12   GUARANTIES................................................................................................26
           ----------
   10.13   BILL-AND-HOLD SALES, ETC..................................................................................27
           ------------------------
   10.14   MARGIN SECURITIES.........................................................................................27
           -----------------

11.      DEFAULT/REMEDIES............................................................................................27

   11.1    EVENTS OF DEFAULT.........................................................................................27
           -----------------
      11.1.1  Failure to Pay Principal or Interest...................................................................27
              ------------------------------------
      11.1.2  Failure to Pay Other Amounts to DFS....................................................................27
              -----------------------------------
      11.1.3  Failure to Pay Certain Costs and Expenses..............................................................27
              -----------------------------------------
      11.1.4  Failure to Pay Amounts Owed to Other Persons...........................................................27
              --------------------------------------------
      11.1.5  Certain Representations and Warranties Without A Curing Period.........................................27
              --------------------------------------------------------------
      11.1.6  Certain Representations and Warranties With A Curing Period............................................27
              -----------------------------------------------------------
      11.1.7  Certain Covenants With a Curing Period.................................................................27
              --------------------------------------


                                      iii



                       Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.


      11.1.8  Certain Covenants Without a Curing Period..............................................................27
              -----------------------------------------
      11.1.9  Default Under Other Agreements.........................................................................28
              ------------------------------
      11.1.10  Bankruptcy, Etc.......................................................................................28
               ---------------
         11.1.10.1  Voluntary Cases..................................................................................28
                    ---------------
         11.1.10.2  Involuntary Cases................................................................................28
                    -----------------
      11.1.11  Judgment, Attachments, Etc............................................................................28
               --------------------------
      11.1.12  Suspension, Dissolution or Liquidation................................................................28
               --------------------------------------
      11.1.13  Loss of Franchise.....................................................................................28
               -----------------
      11.1.14  Liens Other Than Permitted Liens......................................................................28
               --------------------------------
      11.1.15  Loan Documents; Security Interest.....................................................................28
               ---------------------------------
      11.1.16  Loss of Collateral....................................................................................28
               ------------------
      11.1.17  Loss of Guaranty......................................................................................29
               ----------------
      11.1.18 Material Adverse Change................................................................................29
              -----------------------
   11.2    RIGHTS AND REMEDIES.......................................................................................29
           -------------------
      11.2.1  Cessation of Advances; Acceleration; etc...............................................................29
              ----------------------------------------
      11.2.2  Collateral in Trust for DFS............................................................................29
              ---------------------------
      11.2.3  Delivery of Collateral to DFS..........................................................................29
              -----------------------------
      11.2.4  Default Interest.......................................................................................29
              ----------------
      11.2.5  Collection of Accounts; DFS Possession of Collateral by DFS; etc.......................................29
              ----------------------------------------------------------------
      11.2.6  Immediate Acceleration.................................................................................29
              ----------------------

12.      SALE OF COLLATERAL..........................................................................................30


13.      INDEMNIFICATIONS............................................................................................30


14.      OTHER TERMS.................................................................................................30

   14.1    AMENDMENT, CHANGES AND MODIFICATION.......................................................................30
           -----------------------------------
   14.2    BINDING EFFECT............................................................................................30
           --------------
   14.3    BROKER FEE................................................................................................31
           ----------
   14.4    ENTIRE AGREEMENT..........................................................................................31
           ----------------
   14.5    HEADINGS..................................................................................................31
           --------
   14.6    INCORPORATION BY REFERENCE................................................................................31
           --------------------------
   14.7    INTERPRETATION............................................................................................31
           --------------
   14.8    NOTICES...................................................................................................31
           -------
   14.9    NO THIRD PARTY BENEFICIARY RIGHTS AND RELIANCE............................................................31
           ----------------------------------------------
   14.10   PROTECTION OR PRESERVATION OF COLLATERAL..................................................................32
           ----------------------------------------
   14.11   RELATIONSHIP OF THE PARTIES...............................................................................32
           ---------------------------
   14.12   REVERSAL OF PAYMENTS......................................................................................32
           --------------------
   14.13   SEVERABILITY..............................................................................................32
           ------------
   14.14   MAXIMUM INTEREST..........................................................................................32
           ----------------
   14.15   WAIVERS BY DFS............................................................................................32
           --------------
   14.16   SURVIVAL..................................................................................................32
           --------
   14.17   PARTICIPATIONS; ASSIGNMENTS...............................................................................32
           ---------------------------
   14.18   COUNTERPARTS..............................................................................................33
           ------------
   14.19   INFORMATION...............................................................................................33
           -----------
   14.20   RELEASE...................................................................................................33
           -------
   14.21   MISCELLANEOUS.............................................................................................33
           -------------
   14.22   WAIVERS BY BORROWER.......................................................................................33
           -------------------
   14.23   NO ORAL AGREEMENTS........................................................................................33
   14.24   USE OF COUNSEL AND RECEIPT OF AGREEMENT...................................................................34
           ---------------------------------------
   14.25   FACSIMILES, ETC...........................................................................................34
           ---------------
   14.26   POWER OF ATTORNEY.........................................................................................34
           -----------------

15.      BINDING ARBITRATION.........................................................................................34

   15.1    ARBITRABLE CLAIMS.........................................................................................34
           -----------------
   15.2    ADMINISTRATIVE BODY.......................................................................................35
           -------------------
   15.3    DISCOVERY.................................................................................................35
           ---------


                                       iv



                       Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.



   15.4    EXEMPLARY OR PUNITIVE DAMAGES.............................................................................35
           -----------------------------
   15.5    CONFIDENTIALITY OF AWARDS.................................................................................35
           -------------------------
   15.6    PREJUDGMENT AND PROVISIONAL REMEDIES......................................................................35
           ------------------------------------
   15.7    ATTORNEYS' FEES...........................................................................................35
           ---------------
   15.8    LIMITATIONS...............................................................................................36
           -----------
   15.9    SURVIVAL AFTER TERMINATION................................................................................36
           --------------------------

16.      INVALIDITY/UNENFORCEABILITY OF BINDING ARBITRATION..........................................................36
         ---------------------------------------------------


17.      GOVERNING LAW...............................................................................................36
         -------------


                       Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.



                           LOAN AND SECURITY AGREEMENT

BETWEEN: Deutsche Financial Services Corporation, a Nevada corporation ("DFS")

AND: TRAVIS  BOATS & MOTORS,  INC. a Texas  corporation;  TBC  Arkansas,  Inc. a
     Arkansas corporation; Travis Boating Center Arlington, Inc. a Texas corporation; Travis Boating Center Beaumont, Inc. a Texas corporation; Travis Boating Center Oklahoma, Inc. a Texas corporation; Travis Boating Center Tennessee, Inc. a Texas corporation; Travis Snowden Marine, Inc. a Texas corporation; Falcon Marine, Inc. a Texas corporation; Falcon Marine Abilene, Inc. a Texas corporation; Travis Boating Center Alabama, Inc. a Texas corporation; Travis Boating Center Louisiana, Inc. a Louisiana corporation; Travis Boats & Motors Baton Rouge, Inc. a Louisiana corporation; and Travis Boating Center Mississippi, Inc. a Texas
     corporation;   Travis  Boating  Center  Little  Rock,   Inc.,  an  Arkansas
     corporation; Red River Marine Arkansas, Inc., an Arkansas corporation; Shelby Marine Center, Inc., a Tennessee corporation; and Shelby Marine Pickwick, LLC, a Tennessee limited liability corporation (individually, collectively, jointly and severally "Borrower").

EFFECTIVE DATE:         January 31, 2000

                                    RECITALS

      Borrower has requested that DFS provide Borrower with a revolving credit facility and a credit facility for inventory acquisition purposes.

1.    DEFINITIONS

      Terms defined in this Agreement shall have initial capital letters. Those terms are defined below, in this Section 1, and elsewhere in this Agreement. All financial and accounting terms used herein and not otherwise defined, shall be defined in accordance with GAAP.

      "AAA" shall have the meaning set forth in Section 16.2.

      "Account Debtor" shall mean any Person who is or who may become obligated to Borrower under, with respect to, or on account of an Account, general intangible or other Collateral.

      "Accounts" shall have the meaning given to that term in the UCC, and, to the extent not included therein, shall also mean all accounts, leases, contract rights, chattel paper, general intangibles, choses in action and instruments, including any Lien or other security interest that secures or may secure any of the foregoing, plus all books, invoices, documents and other records in any form evidencing or relating to any of the foregoing, now owned or hereafter acquired by Borrower, in each case arising only from Eligible Inventory.

      "Affiliates" shall mean: (i) any individual who is an officer or director of a Person; and (ii) any Person who directly or indirectly controls, is controlled by, or is under common control or ownership with, another Person. For the purposes of this definition, the term "control" shall mean the ownership of or the ability to direct or control 10% or more of the beneficial interest in the applicable entity.

      "Agreement"  shall  mean  this  Loan  and  Security  Agreement,   and  any
amendments hereto.

      "Average Daily Balance" shall have the meaning set forth in Section 2.5.5.

                       Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.



      "Borrowing Base" shall mean, as of any date of determination, an amount equal to the sum of: (a) the Eligible Account -------------- Availability; plus
(b) the Eligible Inventory  Availability;  plus (c) Eligible Parts Availability.
---- ----

      "Borrowing Base Certificate" shall have the meaning set forth in Section 2.3.1.

      "Business" shall mean the sale of marine inventory.

      "Business Day" shall mean any day other than Saturdays, Sundays, legal holidays designated by Federal law, and any other day on which DFS' office is closed.

      "Collateral" shall mean all items described in Section 5.1.

      "Cost" shall mean the original invoice price of Inventory or Parts, as applicable, net of all discounts, plus (in the case of Inventory only) applicable freight.

      "Credit Facility" shall have the meaning set forth in Section 2.1.

      "Daily  Contract  Balance"  shall  have the  meaning  set forth in Section
2.5.3.

      "Daily Rate" shall have the meaning set forth in Section 2.5.5.

      "Debt" shall mean all of Borrower's liabilities and indebtedness of any kind and nature whatsoever other than Subordinated Debt whether direct or indirect, absolute, contingent (but only to the extent that GAAP would require such contingent liability to be listed on the Borrower's balance sheet rather than the footnotes), and including obligations under capitalized leases, guaranties (but only to the extent that GAAP would require the liability under such guaranty to be listed on the Borrower's balance sheet rather than in the footnotes) or with respect to which Borrower has pledged assets to secure performance, whether or not direct recourse liability has been assumed by Borrower.

      "Default" shall have the meaning set forth in Section 12.

      "Default Interest Rate" shall have the meaning set forth in Section 2.8.

      "DFS Companies" shall have the meaning set forth in Section 16.1.

      "Disputes" shall have the meaning set forth in Section 16.1.

      "Effective Date" shall mean the date set forth in the heading on page 1 of this Agreement.

      "Electronic Transfers" shall have the meaning set forth in Section 2.5.4.

      "Eligible Accounts" shall mean all Accounts that are not Ineligible Accounts.

      "Eligible  Account  Availability"  shall  have the  meaning  set  forth in
Section 2.3.1.

      "Eligible  Inventory" means  Borrower's:  (i) Eligible New Inventory,  and
(ii) Eligible Used Inventory as defined herein.

      "Eligible Inventory Availability" shall mean the aggregate of: (i) the Eligible New Inventory Availability (as defined in Section 2.3.2), plus (ii) the Eligible Used Inventory Availability (as defined in Section 2.3.3).

                       Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.


      "Eligible New Inventory" shall mean Borrower's new and unused Inventory held for sale, but not rental or lease, that is owned by Borrower free and clear of all Liens, security interests and encumbrances of any third parties, except for the Permitted Liens, that is not obsolete or unmerchantable, that is in good, new and salable condition that conforms to the representations and warranties of Section 7.22 of this Agreement, and which DFS deems, in its reasonable discretion, to be acceptable for financing; provided, however, that Inventory will only be Eligible New Inventory for so long as it has been owned by Borrower seven hundred twenty (720) days or less.

      "Eligible Parts Inventory" shall mean all Parts owned by Borrower free and clear of all Liens of any third parties, except for the Permitted Liens, that are in good, new and salable condition and that do conform to the representations and warranties of Section 7.22 of this Agreement and that are not Ineligible Parts.

      "Eligible Parts Availability" shall have the meaning set forth in Section 2.3.4.

      "Eligible Used Inventory" shall mean shall mean Borrower's Inventory not purchased directly from the manufacturer thereof or previously sold at retail, which is held for sale, but not rental or lease, that is owned by Borrower free and clear of all Liens, security interests and encumbrances of any third parties, except for the Permitted Liens, that is not obsolete or unmerchantable, that is in good and salable condition that conforms to the representations and warranties of Section 7.22 of this Agreement, and which DFS deems, in its reasonable discretion, to be acceptable for financing; provided, however, that Inventory will only be Eligible New Inventory for so long as it has been owned by Borrower three hundred sixty-five (365) days or less.

      "Equipment" shall have the meaning as given to that term in the UCC, and, to the extent not included therein, shall also mean all equipment, machinery, trade fixtures, furnishings, furniture, supplies, materials, tools, machine tools, office equipment, appliances, apparatus, parts and all attachments, replacements, substitutions, accessions, additions and improvements to any of the foregoing.

      "Excess Advances" shall have the meaning given in Section 2.4.

      "FAA" shall have the meaning set forth in Section 16.5.

      "Floorplan Inventory" shall mean Inventory the acquisition of which was financed by DFS for Borrower pursuant to Section 2.2 from Vendors which have a program with, and are in good standing with, DFS.

      "Floorplan  Inventory  Loan"  shall have the  meaning set forth in Section
2.2.

      "GAAP" shall mean generally accepted accounting principles, consistently applied.

      "Guarantor" shall mean a guarantor of any of the Obligations.

      "Indemnified Liabilities" shall have the meaning set forth in Section 14.

      "Indemnitees" shall have the meaning set forth in Section 14.

      "Ineligible Accounts" shall mean: (a) Accounts created from the sale of goods and services on non-standard terms and/or that allow for payment to be made more than thirty (30) days from date of sale; (b) Accounts unpaid more than ninety (90) days from date of invoice; (c) all Accounts of any Account Debtor if fifty percent (50%) or more of the outstanding balance of such Accounts are unpaid more than ninety (90) days from the date of invoice; (d) Accounts for which the Account Debtor is an officer, director, shareholder, partner, member, owner, employee, agent, parent, Subsidiary, or Affiliate of, or is related to, Borrower or has common shareholders, officers, directors, owners, partners or members with Borrower; (e) consignment sales; (f) Accounts for which the payment

                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.

is or may be conditional; (g) Accounts for which the Account Debtor is not a commercial or institutional entity or is not a resident of the United States or Canada; (h) Accounts with respect to which any warranty or representation provided in Section 7.19 is not true and correct; (i) Accounts which represent goods used for demonstration purposes or loaned by Borrower to another party;
(j) Accounts which are progress payment, barter, or contra accounts; and (k) any and all other Accounts which DFS deems to be ineligible.

      "Ineligible Parts" shall means Parts: (a) against which any balance is owed thereon to any manufacturer or supplier thereof; (b) that are included in any work-in-process; (c) which are obsolete; (d) not owned by Borrower free and clear of all Liens of any third parties, except for the Permitted Liens; (e) that are not in good, new and salable condition; (f) that do not conform to the representations and warranties of Section 7.22 of this Agreement; or (g) which DFS deems to be ineligible.

      "Intangibles" shall have the meaning set forth in Section 9.2.

      "Inventory" shall have the meaning given to that term in the UCC, and, to the extent not included therein, shall also mean all of Borrower's merchandise, materials, whole goods, finished goods, work-in-process, component materials, packaging, shipping materials, parts and other tangible personal property, now owned or hereafter acquired and held for sale or which contribute to the finished products or the sale, promotion, storage and shipment thereof, whether located at facilities owned or leased by Borrower, or in the course of transport to or from facilities owned or leased by Borrower.

      "LIBOR Rate" shall mean for any calendar month the London Interbank Offered Rate (LIBOR) per annum for deposits in U.S. Dollars for ninety (90) days
(a) as published in The Wall Street Journal on the last Business Day of the prior calendar month, or (b) if not published in The Wall Street Journal on such last Business Day of the prior month, then the LIBOR Rate for such calendar month shall be such rate that appears in The Dow Jones Telerate Service, Bloombergs or similar service on the last Business Day of the prior month, or
(c) if not published in The Wall Street Journal, Dow Jones Telerate Service, Bloombergs or similar service used by DFS, then, the LIBOR Rate for such calendar month shall be computed pursuant to Section 2.13 hereof.

      "LIBOR  Rate  Equivalent"  shall  have the  meaning  set forth in  Section
2.13(a).

      "LIBOR Rate Loan" shall mean a Revolving Credit Loan which Borrower has requested to be made under the LIBOR Rate.

      "Lien" shall mean any security interest, mortgage, pledge, lien, hypothecation, judgment lien or similar legal process, charge, encumbrance, title retention agreement or analogous instrument or device (including, without limitation, the interest of lessors under capitalized leases and the interest of a vendor under any conditional sale or other title retention agreement), reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting any of Borrower's property.

      "Loan" shall mean any advance made to or for the benefit of Borrower pursuant to this Agreement, including but not limited to any Floorplan Inventory Loan and any Revolving Credit Loan.

      "Loan Documents" shall mean all documents executed by Borrower pursuant to any financial accommodation between Borrower and DFS and all documents entered into in connection with the transaction herein contemplated. The term "Loan Documents" includes, but is not limited to, this Agreement, all financing statements, all pledges, mortgages, deeds of trust, leasehold mortgages, security agreements, guaranties, assignments, subordination agreements, and any future or additional documents or writings executed under the terms of this Agreement or any amendments or modifications hereto.

                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.


      "Material Adverse Change" shall mean as to Borrower, any Guarantor and with respect to any event or occurrence whatsoever (including, without limitation, any adverse determination in any litigation, arbitration, investigation or proceeding), a material adverse change on the business, operations, revenues, financial condition, property or business prospects of Borrower or any Guarantor, or a material adverse change on the ability of Borrower or any Guarantor to timely pay or perform any of Borrower's or any such Guarantor's Debt taken generally as a whole, or in the case of Borrower specifically, the ability of Borrower to pay or perform any of Borrower's Obligations to DFS, or in the case of any Guarantor specifically, the ability of any Guarantor to pay or perform any Obligations to DFS which are guarantied by the Guarantor.

      "Monthly Reports" shall have the meaning given in Section 2.11.1.

      "Net Book Value" shall mean Borrower's Cost of Inventory, net of accumulated depreciation (exclusive of discounts, rebates, credits, incentive payments and all other general intangibles relating thereto).

      "Obligations" shall mean all liabilities and Debt of any kind and nature whatsoever now or hereafter arising, owing, due or payable from Borrower (and/or any of its Subsidiaries and Affiliates) to DFS, whether primary or secondary, joint or several, direct, contingent, fixed or otherwise, secured or unsecured, or whether arising under this Agreement, any other Loan Document or any other agreement now or hereafter executed by Borrower (or any of its Subsidiaries or Affiliates) and delivered to DFS. Obligations will include, without limitation, any third party claims against Borrower (or any of its Subsidiaries or Affiliates) satisfied or acquired by DFS. Obligations will also include all obligations of Borrower to pay to DFS: (a) any and all sums reasonably advanced by DFS to preserve or protect the Collateral or the value of the Collateral or to preserve, protect, or perfect DFS' security interests in the Collateral; (b) in the event of any proceeding to enforce the collection of the Obligations after a Default, the reasonable expenses of retaking, holding, preparing for sale, selling or otherwise disposing of or realizing on the Collateral, or expenses of any exercise by DFS of its rights, together with reasonable attorneys' fees, expenses of collection and court costs, as provided in the Loan Documents; and (c) any other indebtedness or liability of Borrower to DFS, whether direct or indirect, absolute or contingent, now or hereafter arising.

      "Other Reports" shall have the meaning set forth in Section 2.11.3.

      "Parts" shall mean all service and repair parts and accessories.

      "Permitted Liens" shall mean: (a) Liens for taxes, assessments or other governmental charges or levies not yet delinquent or which are being contested in good faith by appropriate action and as to which adequate reserves shall have been set aside in conformity with GAAP and which are, in addition, satisfactory to DFS in its reasonable discretion; (b) Liens of mechanics, materialmen, landlords, warehousemen, carriers and similar Liens arising in the future in the ordinary course of business for sums not yet delinquent, or being contested in good faith if a reserve or other appropriate provision in accordance with GAAP shall have been made therefor and which are, in addition, satisfactory to DFS in its reasonable discretion; (c) statutory Liens incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance, social security, and similar items for sums not yet delinquent or being contested in good faith, if a reserve or other appropriate provision in accordance with GAAP shall have been made therefor and which are, in addition, satisfactory to DFS in its reasonable discretion; (d) lessor's Liens arising from operating leases entered into in the ordinary course of business; (e) Liens arising from legal proceedings, so long as such proceedings are being contested in good faith by appropriate proceedings, appropriate reserves have been established therefor in accordance with GAAP and which are, in addition, satisfactory to DFS in its reasonable discretion, and so long as execution is stayed and bonded on appeal on all judgments resulting from any such proceedings; (f) Liens, acceptable to DFS, in favor of other of Borrower's secured parties, to the extent DFS has received an intercreditor/subordination agreement in form and substance acceptable to DFS, in DFS' sole discretion, from such other secured party; and (g) Liens in favor of DFS granted hereunder.

                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.


      "Person" shall mean an  individual,  a  partnership,  a joint  venture,  a
corporation,   a  trust,  a  limited   liability   company,   an  unincorporated
organization, and a government or any department or agency thereof.

      "Prime Rate" shall mean a fluctuating interest rate per annum equal to the highest of the prime, base or reference rates of interest announced publicly from time to time (whether or not charged in each instance) by The Chase Manhattan Bank (or any successor thereof) as such bank's prime, base, or reference rate per annum. For Floorplan Inventory Loans, the Prime Rate on the last day of a month shall be the Prime Rate for the following month. For Revolving Credit Loans, such Prime Rate will change and take effect on the day when such change is announced. If The Chase Manhattan Bank discontinues the practice of announcing or publishing a prime, base or reference rate during the term of this Agreement, then DFS may, in its reasonable judgment, designate a comparable bank and/or publicly announced rate to be thereafter used as a basis for determining Prime Rate. Borrower acknowledges that The Chase Manhattan Bank may extend credit at rates of interest less than its announced prime, base or reference rate.

      "Proceeds" means everything received upon the sale, lease, rental, transfer to a third party or other disposition of Collateral.

      "Revolving Credit Loan" shall have the meaning set forth in Section 2.3.

      "Statement of Transaction" shall mean a written disclosure sent by DFS to Borrower which sets forth, for each item of Floorplan Inventory and the underlying Floorplan Inventory Loan with respect to such Floorplan Inventory: the interest-free period to Borrower, if any; the annual percentage rate of interest, if any; required reductions in principal, if any; and other financing terms, if any.

      "Subordinated Debt" shall have the meaning set forth in Section 9.2.

      "Subsidiaries" shall mean any corporation other than Borrower in which a Person owns or controls greater than 50% of the voting securities, or any partnership or joint venture in which a Person owns or controls greater than 50% of the aggregate equitable interest. The term "Subsidiary" means any one of the Subsidiaries.

      "Tangible Net Worth" shall have the meaning set forth in Section 9.2.

      "Total Credit Limit" shall have the meaning set forth in Section 2.1.

      "Total Revolving Credit Limit" shall have the meaning set forth in Section 2.3.

      "UCC" shall mean the Uniform Commercial Code as in effect in the states where the Collateral is located and the state where Borrower's chief executive office is located, and any successor statutes, together with any regulations thereunder, in each case as in effect from time to time. References to sections of the UCC shall be construed to also refer to any successor sections.

      "Unmatured Default" shall mean: (a) any Default under Subsections 11.1.1, 11.1.4, 11.1.9, 11.1.10, 11.1.11, 11.1.12, 11.1.14, 11.1.15 or 11.1.16, and (b)
the existence of any Excess Advance which, but for the passage of time or notice, or both, under Subsection 2.4 hereof would be a Default.

      "Value" shall mean, (a) with respect to Eligible New Inventory, Borrower's original Cost (including inbound freight costs), (b) with respect to Eligible Used Inventory, the NADA Wholesale Value from time to time; and (c) with respect to Eligible Parts, the Borrower's Cost (excluding freight).

                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.


      "Vendor" shall mean each of Brunswick Corporation and its marine Subsidiaries, GenMar's Larson Cruisers division, Outboard Marine Corporation and its marine Subsidiaries, and such other marine manufacturers and distributors as DFS may approve in its reasonable discretion.

2.    CREDIT FACILITY

      2.1 Total Credit Facility. In consideration of Borrower's payment and performance of its Obligations and subject to the terms and conditions contained in this Agreement, DFS agrees to provide, and Borrower agrees to accept, an aggregate credit facility (the "Credit Facility") of up to Sixty Million Dollars ($60,000,000) (the "Total Credit Limit"). The Credit Facility shall be available in the form of Floorplan Inventory Loans and Revolving Credit Loans. No Loans need be made by DFS if Borrower is in Default or if there exists any Unmatured Default. This is an agreement regarding the extension of credit, and not the provision of goods or services.

      2.2     Floorplan Loans.

              2.2.1 Inventory Floorplan Loan Limit. Subject to the terms of this Agreement, DFS may provide Loans to Borrower for Floorplan Inventory and financing approvals for Floorplan Inventory in transit from the Vendors (each advance being a "Floorplan Inventory Loan") up to an aggregate unpaid principal amount at any time not to exceed the difference between
      (i) the Total Credit Limit less (ii) outstanding Revolving Credit Loans ("Floorplan Inventory Loan Limit"). DFS may, however, at any time and without notice to Borrower, elect not to finance under a Floorplan Inventory Loan any Inventory sold by particular Vendors who are in default of their obligations to DFS. DFS may at any time suspend or terminate the relationship or approval of any Vendor. DFS will use reasonable efforts to attempt to give Borrower prior notice of such suspension or termination. In the event that DFS suspends or terminates the relationship or approval of any Vendor or, through no fault of Borrower, any Vendor suspends or terminates the relationship or approval of DFS to provide manufacturer subsidized financing, and such suspension or termination by either DFS or any Vendor would have the effect of reducing the advance rate or requiring Borrower to pay interest sooner on any Collateral under any Floorplan Inventory Loan(s), then Borrower may inquire whether any other financing source may finance the affected Inventory at a higher advance rate or longer manufacturer subsidized period, and DFS may in its discretion (but shall not be required to) allow Borrower to finance such Inventory with such other financing source without Borrower paying DFS any penalty or early termination fee provided that Borrower has exhausted reasonable efforts to re-establish the previously suspended or terminated relationship between DFS and such Vendor.

              2.2.2 Payment Terms for Floorplan Inventory. Borrower will immediately pay DFS the principal indebtedness owed DFS on each item of Floorplan Inventory financed by DFS on the earliest occurrence of any of the following events: (a) when such Floorplan Inventory is lost, stolen or damaged to the extent that such loss, theft or damage is not adequately insured under an insurance policy which names DFS as loss payee; or (b) when such Floorplan Inventory is sold, transferred to a third party (including a Subsidiary which is not a Borrower hereunder), otherwise disposed of; or (c) at the end of the term for which DFS provides financing for such Floorplan Inventory. If Borrower from time to time is required to make immediate payment to DFS of any past due obligation discovered during any Floorplan Inventory review, or at any other time, Borrower agrees that acceptance of such payment by DFS shall not be construed to have waived or amended the terms of its financing program. Any third party discount, rebate, bonus or credit granted to Borrower for any Floorplan Inventory will not reduce the debt Borrower owes DFS until DFS has received payment therefor in cash. Borrower will: (1) pay DFS even if any Floorplan Inventory is defective or fails to conform to any warranties extended by any third party; (2) not assert against DFS any claim or defense Borrower has against any third party; and (3) indemnify and hold DFS harmless against all claims and defenses asserted by any buyer or renter of the Floorplan Inventory relating to the condition of, or any representations regarding, any of the Floorplan Inventory.

                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.



      2.3 Revolving Credit Facility. Subject to the terms of this Agreement, DFS agrees, for so long as no Default exists, to provide to Borrower working capital financing (each advance being a "Revolving Credit Loan") on Eligible Accounts, Eligible New Inventory, Eligible Used Inventory and Eligible Parts in the maximum aggregate unpaid principal amount at any time not to exceed the lesser of (a) the difference between (i) the Total Credit Limit, less (ii) outstanding Floorplan Loans, and (b) the lesser of (i) the Borrowing Base and (ii) Thirty-six Million Dollars ($36,000,000) ("Total Revolving Credit Limit"). A request for a Revolving Credit Loan shall be made, or shall be deemed to be made, as provided in Section 4.1 hereof.

              2.3.1 Eligible Accounts. On receipt of each Borrowing Base Certificate initially in the form set forth on Exhibit 2.3, and, thereafter, in such form as DFS may reasonably require from time to time, together with such supporting information as DFS may reasonably require from time to time (the "Borrowing Base Certificate"), DFS will credit Borrower with the lesser of (a) * of the net amount of the Eligible Accounts which are listed in such Borrowing Base Certificate and (b) * ("Eligible Account Availability"). For purposes hereof, the net amount of Eligible Accounts at any time shall be the face amount of such Eligible Accounts less any and all returns, discounts (which may, at DFS' option, be calculated on shortest terms), credits, rebates, allowances, or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding, or payable in connection with such Accounts at such time.

              2.3.2 Eligible New Inventory. On receipt of each Borrowing Base Certificate, DFS will credit Borrower with a percent of the Value of Borrower's Eligible New Inventory listed in such Borrowing Base certificate (collectively the "Eligible New Inventory Availability") as follows:

  ----------------------------------- -----------------------------------------
     Number of Days Owned                           Percent of Value

  ----------------------------------- -----------------------------------------
  ----------------------------------- -----------------------------------------
           *                                             *
  ----------------------------------- -----------------------------------------
  ----------------------------------- -----------------------------------------
           *                                             *
  ----------------------------------- -----------------------------------------
  ----------------------------------- -----------------------------------------
           *                                             *
  ----------------------------------- -----------------------------------------

              2.3.3 Eligible Used Inventory. On receipt of each Borrowing Base Certificate, DFS will credit Borrower with the lesser of (a) * of the Value of Borrower's Eligible Used Inventory listed in such Borrowing Base Certificate, and (b) * ("Eligible Used Inventory Availability").

              2.3.4 Eligible Parts. On receipt of each Borrowing Base Certificate, DFS will credit Borrower with the lesser of (a) * of the Value of Eligible Parts, and (b) * (such lesser amount being called the "Eligible Parts Availability").

              2.3.5 Payment Terms for Eligible Inventory. Borrower will pay DFS the principal Debt on Eligible Inventory and Eligible Parts as provided in
      Section 2.4, Mandatory Prepayment, and Section 3.1.1, Early Termination. Borrower will also (1) make such payments on Eligible Inventory and Eligible Parts even if any Inventory or Parts are defective or fail to conform to any warranties extended by any third party; (2) not assert against DFS any claim or defense Borrower has against any third party; and
      (3) indemnify and hold DFS harmless against all claims and defenses asserted by any buyer or renter of the Inventory or Parts relating to the condition of, or any representations regarding, any of the Inventory or Parts.

      2.4 Mandatory Prepayment. If at any time and for any reason the aggregate amount of outstanding Revolving Credit Loans exceeds the Borrowing Base or aggregate outstanding Loans exceed the Total Credit Limit ("Excess Advances"),

________________________
*Indicates Confidential Treatment Requested. The redacted material has been filed separately with the Commission.

                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.


Borrower will, within five (5) days after demand, repay an amount of the Loans made to it by DFS hereunder equal to such excess. In addition, Borrower shall, within five (5) days after demand by DFS, pay DFS whatever sums may be necessary from time to time to remain in compliance with the Total Credit Limit, the Total Revolving Credit Limit and the Floorplan Inventory Loan Limit, as such limits may change from time to time, including, without limitation, as a result of any Collateral no longer being deemed an Eligible Account, Eligible Inventory or Eligible Parts, or as a result of any change in the Value of any Eligible Inventory, or in the amount of any Eligible Account.

      2.5     Interest; Calculation of Charges; Fees.

              2.5.1 Interest - Floorplan Inventory Loans. Borrower will pay interest to DFS on the Daily Floorplan Balance (as defined below) monthly in arrears as and if provided for in any Statement of Transaction to which Borrower does not object in writing to DFS within fifteen (15) days after a Statement of Transaction is mailed to Borrower. If Borrower does not object to a Statement of Transaction: (a) the amount shown on such Statement of Transaction will, absent manifest error by DFS, be an account stated; (b) Borrower will have agreed to all rates, charges and other terms shown on such Statement of Transaction; (c) Borrower will have agreed that the Lenders are financing the items of Inventory referenced in such Statement of Transaction at Borrower's request; and (d) such Statement of Transaction will be incorporated herein by reference, will be made a part hereof as if originally set forth herein, and will constitute an addendum hereto. If Borrower objects to a Statement of Transaction, Administrative Agent of the Required Lenders may either require immediate payment the Floorplan Inventory Loan represented by such Statement of Transaction to which Borrower has objected, or charge Borrower interest on such Floorplan Inventory Loan at the rates set forth below for, and as if such Floorplan Inventory Loan was, a Loan and Revolving Credit Loan.

              2.5.2 Interest - Revolving Credit Loans. Borrower will pay interest to DFS on the Daily Contract Balance (as defined below) monthly in arrears beginning on the Effective Date until all Revolving Credit Loans are paid in full in good funds. Subject to Section 4.1.2, Borrower may designate all Revolving Credit Loans for a particular calendar month to be either (a) Prime Rate Loans, or (b) LIBOR Rate Loans; provided, however, that Borrower must designate on or before the first Business Day of each calendar month whether Revolving Credit Loans during such calendar month will be Prime Rate Loans or LIBOR Rate Loans. Subject to Section
      2.13 of this Agreement, interest on the Revolving Credit Loans shall be calculated on the Average Daily Balance of Revolving Credit Loans at * per annum.

              2.5.3 Calculation of Charges. Such rates will: (i) be computed based on a 360 day year; (ii) be calculated with respect to each day by multiplying the Daily Rate (as defined below) by the Daily Contract Balance; and (iii) accrue from the date DFS initiates any Electronic Transfer (as defined in Section 2.5.4 below) or otherwise advances a Loan to or for the benefit of Borrower, until DFS receives full payment of the principal debt Borrower owes DFS in good funds.

              2.5.4 Method of Transfer. Revolving Credit Loans will be made by DFS if a request from Borrower is received before 12:00 noon St. Louis time by same day Fed Funds Wire Transfer ("Fed Wire"), or if a request from Borrower is received after such time, by Automated Clearing House ("ACH") (ACH and Fed Wire are collectively referred to as "Electronic Transfers").

              2.5.5 Definitions. The "Daily Rate" is the quotient of the applicable annual rate provided herein for Revolving Credit Loans or in any Statement of Transaction (for Floorplan Inventory Loans) divided by
      360. The "Daily Contract Balance" is the amount of outstanding principal debt which Borrower owes DFS on the Revolving Credit Loans, or Floorplan Inventory Loans, at the end of each day (including the amount of all Electronic Transfers) after DFS has credited payments which it has received on the Revolving Credit Loans, or the Floorplan Inventory Loans. The "Average Daily Balance" is the quotient of: (a) the sum of the

_____________________________
*Indicates Confidential Treatment Requested. The redacted material has been filed separately with the Commission.

                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.


      outstanding principal debt owed DFS on each day of a billing period for Revolving Credit Loans, or the Floorplan Inventory Loans, divided by (b) the actual number of days in such billing period.

              2.5.6  Fees.

                     2.5.6.1 Non-Use of Credit Facility Fee.  Borrower agrees to pay DFS a non-use of credit facility fee of * per annum on the daily average of the unused amount of the Revolving Credit Limit during the term of this Agreement and any renewal term. Such non-use fee shall be payable quarterly in arrears and due pursuant to the monthly billing statement. Such unused amount of the Revolving Total Credit Limit shall mean the difference between the Revolving Credit Limit available to Borrower from time to time and the Average Daily Balance of Revolving Credit Loans computed at the beginning and end of each month.

                     2.5.6.2 Administration Fees. (a) Borrower agrees to pay DFS an administration and review fee of * per month, in connection with DFS' administration of this facility and the periodic review, inspections and examinations made by DFS of the Inventory and Parts. (b) Borrower agrees to pay DFS an review fee of * per day, per person plus out of pocket expenses for each review, inspection and examination of Borrower's Accounts and Borrower's books and records relating to any or all of the Collateral (even if Borrower has not borrowed against a particular category of Collateral). Such fees shall be payable quarterly in arrears and due pursuant to the applicable monthly billing statement. Borrower agrees that such fees are not interest but rather reimburses DFS for its out-of-pocket and allocated overhead expenses incurred in conducting such audits, reviews and examinations.

      2.6 Billing Statement. DFS will send Borrower a monthly billing statement identifying all charges due on Borrower's account with DFS. The charges specified on each billing statement will be: (a) due and payable by the twentieth (20th) day of the month following the month for which the charges on such Billing Statement apply; provided, however, that if such payment is not timely received, DFS may make a Revolving Credit Loan to Borrower without a request by Borrower to pay the unpaid amount of such Billing Statement; and (b) an account stated, absent manifest error. DFS may adjust the billing statement at any time to conform to applicable law and this Agreement.

      2.7 Loan Proceeds. The parties intend that all indebtedness incurred hereunder shall be governed exclusively by the terms of this Agreement and the other Loan Documents, and shall not, unless requested by DFS, be evidenced by notes or other evidences of indebtedness. Upon any such request, Borrower will immediately execute and deliver any such note or other evidence reasonably requested by DFS which is consistent with the terms of this Agreement. Any fees, charges or expenses charged to DFS by any bank for payments made by DFS at Borrower's request shall be immediately payable by Borrower. All advances and other obligations of Borrower made hereunder will constitute a single obligation.

      2.8 Default Interest Rate. If a Default occurs under  Subsections  11.1.1,
11.1.2 and/or 11.1.3, which is not cured within the applicable curing period, DFS may then without prior demand, raise the rate of interest accruing on the disbursed unpaid principal balance of any Loan by three percentage points (3%) above the rate of interest otherwise applicable (the "Default Interest Rate"), whether or not DFS elects to accelerate the unpaid principal balances as a result of a Default. DFS will use reasonable efforts to attempt to notify Borrower before imposing the Default Interest Rate Additionally, all Obligations of Borrower described in clauses (a) and (b) of the definition thereof shall bear interest at the Default Interest Rate.


_____________________________
*Indicates Confidential Treatment Requested. The redacted material has been filed separately with the Commission.

                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.


      2.9 Interest Rate After Certain Events. If a judgment is entered against Borrower for sums due under any of the Obligations, as applicable, the amount of the judgment entered (which may include principal, interest, reasonable attorneys' fees and costs) shall bear interest at the judgment rate as permitted under applicable law as of the date of entry of the judgment.

      2.10 Verification Rights of DFS. DFS may, without notice to Borrower and at any time or times hereafter verify the validity, amount or any other matter relating to any Account by mail, telephone or other means, in the name of Borrower or DFS.

      2.11    Reports.

              2.11.1 Biweekly Reports. Borrower agrees to provide to DFS by Noon Eastern Time on Monday of every other week (commencing with the second Monday after the Effective Date) a Borrowing Base certificate as of the end of business on the previous Friday and Borrowing Base Certificate.

              2.11.2 Monthly Reports. Borrower agrees to provide to DFS by the fifteenth (15th) day of each month, or more frequently if requested by DFS, in each case as of the last day of the immediately prior month, each of the following: (a) Borrowing Base Certificate; (b) listing of each unit of New Inventory and Used Inventory, together with the date of purchase and Cost thereof; (c) listing of all Parts; and (d) aging of all accounts receivable (the "Monthly Reports").

              2.11.3 Updated Borrowing Base Certificates. Borrower will provide DFS with updated Borrowing Base Certificates as required pursuant to Section 4.1 hereof.

              2.11.4 Covenant Compliance Certificates. Borrower will provide to DFS Covenant Compliance Certificates as required pursuant to Section 9.3 hereof.

              2.11.5 Other Reports. Borrower agrees to provide DFS any other report or information reasonably requested by DFS within five (5) Business Days after each request therefor by DFS (the "Other Reports").

              2.11.6 Accuracy of Reports. The Biweekly Reports, Monthly Reports, Borrowing Base Certificates and the Other Reports will be true and correct in all respects. Borrower acknowledges DFS' reliance on the truthfulness and accuracy of each Monthly Report, Borrowing Base Certificate and the Other Reports.

      2.12  Establishment  of  Reserves.   (a)   Notwithstanding  the  foregoing
provisions of Section 2.3, DFS shall have the right to establish reserves against the value of any or all Collateral in such amounts, and with respect to such matters, as DFS shall deem necessary or appropriate, against the amount of Revolving Credit Loans which Borrower may otherwise request under Section 2.3, including, without limitation, with respect to (i) price adjustments, damages, unearned discounts, returned products or other matters for which credit memoranda are issued in the ordinary course of Borrower's business; (ii) shrinkage, spoilage and obsolescence of Inventory; (iii) slow moving Inventory;
(iv) other sums chargeable against Borrower as Revolving Credit Loans under any section of this Agreement; and (v) such other matters, events, conditions or contingencies as to which DFS, in its sole, reasonable credit judgment determines reserves should be established from time to time hereunder.

      (b) In the event that DFS establishes any reserves pursuant to the foregoing paragraph which would have the effect of reducing the advance rate on any Collateral from those set forth in Section 2.3, as it may be amended from time to time by agreement of Borrower and DFS, then Borrower may inquire whether any other financing source may finance the affected Collateral at a higher advance rate, and DFS may in its discretion (but shall not be required to) allow Borrower to finance such Collateral with such other financing source without Borrower paying DFS any penalty or any early termination fee.

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                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.


      2.13    Unavailability of LIBOR Rate; Capital Adequacy.

              (a) LIBOR Rate Unascertainable. If DFS shall have determined (which determination shall be conclusive and binding on the parties hereto) that adequate and reasonable means do not exist for ascertaining the LIBOR Rate for more than five (5) consecutive Business Days in a calendar month, then for the remainder of such calendar month, or until the LIBOR Rate is again ascertainable, whichever occurs first, the LIBOR Rate shall be replaced with a rate of interest that is equal to (i) the Prime Rate per annum minus an increment which sum is equivalent to the last LIBOR Rate determinable by DFS ("LIBOR Rate Equivalent"), plus (ii) the LIBOR Rate increment set forth in Subsection 2.5.2 of this Agreement. If DFS shall have determined (which determination shall be conclusive and binding on the parties hereto) that adequate and reasonable means do not exist for ascertaining the LIBOR Rate for less than five (5) consecutive Business Days in a calendar month, then the LIBOR Rate for such days shall be the average of the LIBOR Rates for the day immediately preceding and the day immediately following the period when the LIBOR Rate was unascertainable.

              (b)   Certificate   from  DFS.  A  certificate   of  DFS  claiming
entitlement to payment as set forth in this Section

       2.13 shall be conclusive in the absence of manifest error. Such certificate shall set forth the nature of the occurrence giving rise to such payment, the additional amount or amounts to be paid to DFS, and the method by which such amounts were determined. In determining such amount, DFS may use any reasonable averaging and attribution methods.

      2.14 Collections. Borrower will, as long as any Loans remain outstanding, notify all obligors to remit all collections on Accounts to a bank account or bank accounts designated by DFS ("Lockbox"). All funds in such bank accounts may be used by Borrower until an Unmatured Default occurs or any other Default occurs and is not cured within the applicable curing period. After an Unmatured Default occurs or any other Default occurs and is not cured within the applicable curing period, at the discretion of DFS all funds in such bank accounts may immediately become the property of DFS. Borrower shall obtain the agreement of such banks to waive any offset rights against the funds so deposited. Until delivery to such bank account(s), Borrower will keep such remittances separate and apart from Borrower's own funds so that they are capable of identification. Upon the occurrence of an Unmatured Default or the occurrence of any other Default which is not cured within the applicable curing period, all such funds not immediately deposited into such bank account(s) will also be held in trust for DFS. Upon the occurrence of an Umatured Default or following any other Default which is not cured within the applicable curing period, unless and until DFS' notifies Borrower, such bank(s) and Account
Debtors to the contrary, DFS may: (i) notify such bank(s) to only process withdrawals, checks, drafts and other transfers requested by DFS, and (ii) notify any Account Debtor of the assignment of Accounts and collect the same. All proceeds received or collected by DFS with respect to Accounts, and reserves and other property of Borrower in possession of DFS at any time or times hereafter, may be held by DFS without interest to Borrower until all Obligations are paid in full or applied by DFS on account of the Obligations. DFS may release to Borrower such portions of such reserves and proceeds as DFS may determine.

      2.15 Advancements. If Borrower fails to (a) perform any of the affirmative covenants contained herein, (b) protect or preserve the Collateral or (c) protect or preserve the status and priority of the Liens and security interest of DFS in the Collateral, DFS may make advances to perform those obligations. DFS will use reasonable efforts to give Borrower notice prior to making such advancement. All sums so advanced will be due and payable upon demand and will immediately upon advancement become secured by the security interests created by this Agreement and will be subject to the terms and provisions of this Agreement and all of the Loan Documents. DFS may add all sums so advanced, plus any reasonable expenses or costs incurred by DFS, including reasonable attorney's fees, as outstanding Loans as DFS may designate in its sole discretion. The provisions of this Section will not be construed to prevent the institution of rights and remedies of DFS upon the occurrence of a Default. Any provisions in this Agreement to the contrary notwithstanding, the authorizations contained in

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                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.


this Section will impose no duty or obligation on DFS to perform any action or make any advancement on behalf of Borrower and are for the sole benefit and protection of DFS.

      2.16 Continuing Requirements - Accounts. Borrower will not permit or agree to any extension in excess of sixty (60) days, compromise or settle or make any change to any Account except in the ordinary course of business. Upon the occurrence of an Umatured Default or following any other Default which is not cured within the applicable curing period, Borrower will: (a) if from time to time required by DFS, immediately upon their creation, deliver to DFS reprints of all invoices, delivery evidences and other such documents relating to each Account; (b) affix appropriate endorsements or assignments upon all such items of payment and proceeds so that the same may be properly deposited by DFS to DFS' account; (c) immediately notify DFS in writing which Accounts may be deemed Ineligible Accounts; and (d) mark all chattel paper and instruments now owned or hereafter acquired by it to show that the same are subject to DFS' security interest and immediately thereafter deliver such chattel paper and instruments to DFS with appropriate endorsements and assignments to DFS.

        2.17 Performance Reserve. During each calendar month during the term of this Agreement, DFS agrees to set aside an amount equal to * of the average daily balance during the prior calendar month (using the beginning of the month balance and end of the month balance and dividing by 2) *. DFS will, under the conditions set forth below, apply the Reserve Amount accumulated monthly during a calendar year against Borrower's amounts owed to DFS for interest which accrues after March 31 of the calendar year following the year in which the Performance Reserve accumulated; provided that at the time any such Performance Reserve is so applied, Borrower is then still financing all Inventory through DFS or other lenders approved by DFS in its sole discretion.

               2.17.1 Conditions Precedent. In order for DFS to apply the Performance Reserve against Borrower's interest obligations to DFS as provided in Section 2.17, Borrower: (a) must be in good standing with DFS, and not in default, as of the date that each part of the Performance Reserve is otherwise to be applied, and (b) must finance all of its inventory through DFS or other lenders approved by DFS in its sole discretion during the calendar year during which the Performance Reserve is accumulated and through the date that each part of the Performance Reserve is otherwise to be applied.

               2.17.2 Use of the Performance Reserve. DFS may use such Performance Amount as security for Borrower's indebtedness to DFS unless and until DFS is required to apply the Performance Reserve against Borrower's interest obligations to DFS, and Borrower further agrees with DFS as follows: (a) DFS will hold and account for the Performance Reserve in a separate reserve account maintained in the books and records of DFS (the "Reserve Account"), although nothing herein shall be construed to require that DFS actually open and maintain an independent account with any third-party financial institution in respect thereof.
        (b) Upon the occurrence of any Default under Sections 11.1.1, 11.1.2, 11.1.3, 11.1.4, 11.1.10 or 11.1.12 hereof, DFS may immediately recoup, setoff and apply against Borrower's indebtedness to DFS hereunder any and all amounts so held in the Reserve Account. DFS agrees to send written notice thereof to Borrower upon such application by DFS. Borrower acknowledges, however, that the existence and maintenance of the Reserve Account does not relieve Borrower of any obligations to DFS hereunder. (c) As security for all Borrower's obligations to DFS under this Agreement, Borrower pledges and grants to DFS a security interest in all amounts held from time to time in the Reserve Account, whether held or classified in whole or in part as accounts, deposit accounts, money, contract rights, instruments, general intangibles and/or otherwise. (d) If Borrower has failed to finance all of its Inventory with DFS during a calendar year (except as approved by DFS in writing), or is not financing all of its Inventory with DFS (except as approved by DFS in writing) as of the date that any part of the Performance Reserve would otherwise be applicable, DFS may take and apply any and all amounts held in the Reserve Account as DFS may desire. DFS shall have no obligation to apply any such amount to any indebtedness owed by Borrower to DFS.

______________________________
*Indicates Confidential Treatment Requested. The redacted material has been filed separately with the Commission.

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                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.


3.    TERM OF AGREEMENT

      3.1 Termination. This Agreement will continue in full force and effect and be non-cancelable for three (3) years from the Effective Date (except that it may be terminated by DFS in the exercise of its rights and remedies upon Default by Borrower) and shall be subject to one-year renewal periods thereafter if both DFS and Borrower agree to renew this Agreement.

              3.1.1 Early Termination. Notwithstanding anything in this Section 3 to the contrary Borrower may terminate this Agreement prior to such date if Borrower: (a) gives DFS at least 90 days written notice to DFS; (b) pays to DFS all Obligations; and (c) pays to DFS an amount equal to:


              Date of
              Termination                                                        Amount
              -----------                                                        ------

              On or prior to the first                                           *
              anniversary of the
              Effective Date

              After the first anniversary                                        *
              of the Effective Date through
              the second anniversary of the
              Effective Date

              After the second anniversary                                       *
              of the Effective Date through the
              third anniversary of the Effective date

      No such early termination fee will be payable if: (1) this Agreement is terminated at the request of the Borrower at any time within ninety (90) days prior to the third anniversary of the Effective Date or (2) due to any Default other than a financial covenant default under Section 11.1.8 hereof. However, such fee will be payable by Borrower if this Agreement is terminated on account of Borrower taking any action(s), or failing to take any action(s), which Borrower knew or reasonably should have known at the time that such action(s) or inaction would directly or indirectly cause or result in a Default pursuant to Section 11.1.8 hereof, unless DFS agrees to waive such fee. Termination on any date other than the anniversary date will not entitle Borrower to a refund of any fee. DFS shall be entitled to payment of all fees upon Default by Borrower which would have been payable during the original term of this Agreement, or any extension thereof, but for such early termination (provided, however, that if DFS is paid in full audit and appraisal fees will be waived for audits and appraisal not then begun). These accelerated fees represent liquidated damages and are not a penalty. Any such written notice of termination delivered by Borrower and to DFS shall be irrevocable. Notwithstanding anything in Sections 2.2.1 or
      2.12 to the contrary, it is understood that Borrower may elect to terminate this Agreement in its entirety only, no section or lending facility may be terminated singly.

      3.2 Effect of Termination. Borrower will not be relieved from any Obligations to DFS arising out of DFS' advances or commitments made before the effective termination date of this Agreement. DFS will retain all of its rights,


______________________________
*Indicates Confidential Treatment Requested. The redacted material has been filed separately with the Commission.

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                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.


interests and remedies hereunder until Borrower has paid all of Borrower's Obligations to DFS. All waivers set forth within this Agreement will survive any termination of this Agreement.

4.    BORROWING AND REPAYMENT PROCEDURES

      4.1.    Borrowing Procedures.

       4.1.1 Generally. A request for a Revolving Credit Loan shall be made, or shall be deemed to be made, in the following manner: (a) Borrower may give DFS written notice of its intention to borrow, in which notice Borrower shall specify the amount of the proposed borrowing and the proposed borrowing date;
(b) the becoming due of any amount required to be paid under this Agreement as interest shall be deemed irrevocably to be a request for a Revolving Credit Loan on the due date in the amount required to pay such interest; and (c) the becoming due of any other Obligations shall be deemed irrevocably to be a request for a Revolving Credit Loan on the due date in the amount then so due. For purposes of subpart (a) above, Borrower agrees that DFS may rely and act upon any request for a Revolving Credit Loan from any individual who DFS, absent gross negligence or willful misconduct, believes to be a representative of Borrower. Borrower will monitor the Borrowing Base and submit to DFS an updated Borrowing Base Certificate if the Borrowing Base does not equal or exceed the Revolving Credit Loan request.

              4.1.2 Loan Options. Each Revolving Credit Loan shall be either a Prime Rate Loan or a LIBOR Rate Loan as shall be selected by the Borrower, except as otherwise provided herein. During any period that any Default or Unmatured Default shall occur and be continuing, Borrower shall no longer have the option of electing LIBOR Loans, and all Loans made during such period shall be Prime Rate Loans only; it being understood, however, that in such event nothing herein shall be construed to waive, amend or modify any right or power of DFS hereunder, including, without limitation, all rights to terminate the credit facilities hereunder and declare all Obligations immediately due and payable.


              4.1.3 Conditions Precedent to Each Loan. Without limiting the applicability of the conditions precedent set forth in Section 6 below to DFS' obligation to make any Loan, the obligation of DFS to make any Loan shall be subject to the further conditions precedent that, on the date of each such Loan:

                     4.1.3.1 The  following  statements  shall be true:  (a) the representations and warranties contained in Section 7 hereof are materially correct (except that the representations and warranties contained in Section 7.5, Title to Collateral, Section 7.7,
              Subsidiaries, Section 7.9, Place of Business, Section 7.17, Location of Collateral, Section 7.20, Solvency, and Section 7.23, Reaffirmation, shall be absolutely true and correct) on and as of the date of such Loan as though made on and as of such date, and
              (b) there exists no Default or Unmatured Default, nor would any Default or any Unmatured Default result from the making of the Loan requested by Borrower;

                     4.1.3.2 Borrower shall have signed and sent to DFS, if DFS so requests, a request for advance, setting forth in writing the amount of the Revolving Credit Loan requested; provided, however, that the foregoing condition precedent shall not prevent DFS, if it so elects, in its sole discretion, from making a Revolving Credit Loan pursuant to Borrower's non-written request therefor;

                     4.1.3.3 DFS shall have received such other approvals, opinions or documents as it may reasonably request.

      Borrower agrees that the making of a request by Borrower for a Loan, shall constitute a certification by Borrower and the Person(s) executing or giving the same that all representations and warranties of Borrower herein (other than under Sections 7.5, 7.7, 7.9, 7.17, 7.20, and 7.23 which shall

                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.


      be absolutely true and correct) are materially true as of the date thereof and that all required material conditions to the making of the Loan have been met.

      4.2 All Loans One Obligation. All Obligations of Borrower to DFS under this Agreement and all other agreements between Borrower and DFS shall constitute one obligation to DFS secured by the security interest granted in this Agreement, and by all other Liens heretofore, now, or at any time or times hereafter granted by Borrower. All of the rights of DFS set forth in this Agreement shall apply to any modification of or supplement to this Agreement, or Exhibits hereto, unless otherwise agreed in writing.

      4.3 Payments of Principal and Interest. All payments and amounts due hereunder by Borrower shall be made or be payable without set-off or counterclaim and shall be made to DFS on the date due at its office(s) responsible for Borrower's account, or at such other place which DFS may reasonably designate to Borrower in writing. Whenever any payment to be made hereunder shall be stated to be due on a date other than a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall be included in the computation of payment of interest or any fees and shall not result in a late payment fee.

      4.4 Collection Days. All payments and all amounts received hereunder will be credited by DFS to Borrower's account (a) on the day good funds are received by Fed Wire transfer or ACH or (b) two (2) Business Days after deposit of a paper check into DFS' bank account.

5.    SECURITY FOR THE OBLIGATIONS

      5.1 Grant of Security Interest. To secure payment of all of Borrower's current and future Obligations and to secure Borrower's performance of all of the provisions under this Agreement and the other Loan Documents, Borrower grants DFS a security interest in all of Borrower's inventory, accounts, contract rights, chattel paper, security agreements, instruments, deposit accounts, reserves, documents and general intangibles; and all judgments, claims, insurance policies, and payments owed or made to Borrower thereon; all whether now owned or hereafter acquired, all attachments, accessories, accessions, parts, returns, repossessions, exchanges, substitutions and replacements thereto, and all proceeds thereof. All such assets are collectively referred to herein as the "Collateral." All such terms for which meanings are provided in the Uniform Commercial Code are used herein with such meanings. All Collateral financed by DFS or against which DFS has loaned monies, and all proceeds thereof, will be held in trust by Borrower for DFS, with such proceeds being payable in accordance with this Agreement. Borrower covenants with DFS that DFS may realize upon all or part of any Collateral in any order it desires and any realization by any means upon any Collateral will not bar realization upon any other Collateral. Borrower's liability under this Agreement is direct and unconditional and will not be affected by the release or nonperfection of any security interest granted hereunder.

       5.2 Future Advances. DFS' security interests shall secure all current and all future advances to Borrower made by DFS under the Loan Documents.

       5.3 Financing Statements. Borrower shall execute and deliver to DFS for the benefit of DFS such financing statements, certificates of title and original documents as may be reasonably required by DFS with respect to DFS' security interests.

       5.4 Further Assurances. Borrower will execute and deliver to DFS, at such time or times as DFS may request, all financing statements, security agreements, assignments, certificates, affidavits, reports, schedules, and other documents and instruments that DFS may reasonably deem necessary to perfect and maintain perfected DFS' security interests in the Collateral and to fully consummate the transactions contemplated under all Loan Documents. All reasonable filing, recording or registration fees shall be payable by Borrower.


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6.    CONDITIONS PRECEDENT

      All duties and obligations of DFS under the Loan Documents on the Effective Date, are specifically subject to the full satisfaction by Borrower of the conditions precedent set forth below. All duties and obligations of DFS under the Loan Documents during the term of this Agreement are specifically subject to the full and continued satisfaction by Borrower of the conditions set forth in Sections 6.1.2, 6.1.3, 6.1.4 and 6.1.5.

       6.1 Conditions Precedent. The following conditions must be satisfied as of the date DFS makes its first advance of funds to or for the benefit of Borrower under this Agreement ("First Funding Date"):

              6.1.1 DFS' Counsel. DFS' counsel must approve of all matters pertaining to (a) title to the Collateral; (b) the form, substance and due execution of all Loan Documents; (c) Borrower's organizational documents; and (d) all other legal matters, including the application of any laws relating to usury.

              6.1.2 No Material Adverse Change. There must not have been any Material Adverse Change, between September 30, 1998 and the First Funding Date, or between the First Funding Date and the date on which any subsequent advance is made in the condition of Borrower, the condition of the Business, the value and condition of the Collateral, the structure of Borrower other than as contemplated herein, or in the financial information, audits and the like obtained by DFS.

              6.1.3 Perfected Liens. DFS shall have a perfected first priority Lien and security interest in (a) all Inventory of Borrower, (b) all Proceeds of such Inventory and all Accounts of Borrower, subject only to the Permitted Liens.

              6.1.4 Insurance. Borrower shall provide DFS with certificates of insurance evidencing that Borrower has obtained the insurance as required in Section 8.1.2.

              6.1.5 Laws. Borrower and its Subsidiaries shall be in compliance with all applicable laws and governmental regulations, including, but not limited to, all Environmental Laws, the failure to comply with which would have a material adverse change on Borrower, its Subsidiaries or the Business.

              6.1.6 Certificate of Good Standing. A certificate of good standing for Borrower (or other similar certificate) must be delivered to DFS, from the appropriate governmental authority of Borrower's state of incorporation and other jurisdictions in which Borrower does business, dated not earlier than 30 days prior to the Effective Date.

              6.1.7 Opinion of Borrower's Counsel. DFS must receive a written opinion from counsel for Borrower, as of the First Funding Date, and addressed to and for the benefit of DFS, in form and substance satisfactory to DFS.

              6.1.8 UCC Searches. DFS must receive a certificate from a provider of financing statement searches acceptable to DFS which identifies all financing statements of public record not more than 5 Business Days before the First Funding Date, that pertain to the Collateral.

              6.1.9 Other Documents. Such other documents, guaranties, certificates, submissions, insurance policies and other matters as reasonably requested by DFS relating to the transaction herein contemplated.

              6.1.10  President's  Certificate.  In the form attached  hereto as
       Exhibit 6.1.10 compliance with all of the terms and conditions in the Loan Documents.

              6.1.11 Articles of Incorporation. A certified copy of the Articles of Incorporation, By-Laws and the resolutions of the directors of Borrower authorizing the transactions contemplated by this Agreement.


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              6.1.12  Secretary's  Certificate of Resolution and Incumbency.  In
       the form attached hereto as Exhibit 6.1.12.

              6.1.13 Pre-closing Expenses. Borrower shall pay to DFS all reasonable fees and expenses required under this Agreement that are due on or before the Effective Date, if any.

              6.1.14  Pre-closing   Reviews.  DFS  must  complete  reviews  with
       satisfactory results of Borrower's Inventory and Accounts.


              6.1.15 Payoff Letters. A lien release and payoff letter executed by any and all lienholders on any of the Collateral, other than with respect to the Permitted Liens.

7.    REPRESENTATIONS AND WARRANTIES

      To induce DFS to enter into this Agreement, Borrower makes the representations and warranties set forth below, all of which will remain true in all material respects during the term of this Agreement. Borrower acknowledges DFS' justifiable right to rely upon the representations and warranties set forth below.

      7.1 Financial Statements. Borrower's audited financial statements as of September 30, 1998 and September 30, 1997 and Borrower's unaudited financial statement as of June 30, 2000, copies of which have been previously submitted to DFS, have been prepared in conformity with GAAP and present fairly the financial condition of Borrower and its consolidated Subsidiaries as at such dates and the results of their operations for the periods then ended. Borrower warrants and represents to DFS that all financial statements and information relating to Borrower or any Guarantor which have been or may hereafter be delivered by Borrower or any Guarantor are true and correct and have been and will be prepared in accordance with GAAP and, with respect to such previously delivered statements or information, there has been no material adverse change in the financial or business condition of Borrower or any Guarantor since the submission to DFS, either as of the date of delivery, or, if different, the date specified therein, and Borrower acknowledges DFS' reliance thereon.

      7.2 Non-Existence of Defaults. Neither Borrower nor any of its Subsidiaries is in default with respect to any material amount of its existing Debt. The making and performance of this Agreement and all other Loan Documents, will not immediately, or with the passage of time, the giving of notice, or both: (a) violate the provisions of the bylaws or any other corporate document of Borrower; (b) violate any laws to the best of Borrower's knowledge after diligent inquiry; (c) result in a material default under any contract, agreement, or instrument to which Borrower is a party or by which Borrower or its properties are bound; or (d) result in the creation or imposition of any security interest in, or Lien or encumbrance upon, any of the Collateral except the Permitted Liens.

      7.3 Litigation. Set forth on Exhibit 7.3 is a list of all actions, suits, investigations or proceedings pending or, in the knowledge of Borrower, threatened against Borrower or any of its Subsidiaries, as of the date hereof in which there is a reasonable probability of an adverse decision which would materially and adversely affect Borrower, the Business, or the Collateral.

      7.4 No Material Adverse Changes. Borrower does not know of or expect any Material Adverse Change in the Business, or in Borrower's or any of the Subsidiaries' assets, liabilities, properties, or condition, financial or otherwise, including changes in Borrower's financial condition prior to and inclusive of the earlier of (a) the latest proposal or terms sheet or (b) DFS' last audit prior to the Effective Date.

      7.5 Title to Collateral. Except as set forth on Exhibit 7.5, Borrower has good and marketable title to all of the Collateral, free and clear of any and all Liens, claims and encumbrances, other than the Permitted Liens.


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Confidential  portions of this documents have been redacted and filed separately with the Commission.


      7.6 Corporate Status. Borrower and each of the Subsidiaries is a corporation duly organized and validly existing, in good standing, with perpetual corporate existence, under the laws of their respective jurisdictions of formation. Borrower and its Subsidiaries have the corporate power and authority to own their properties and to transact the Business in which they are engaged and presently propose to engage. Borrower and each Subsidiary is duly qualified as a foreign corporation and in good standing in all states where the nature of their Business or the ownership or use of their property requires such qualification, and where failure to so qualify would have a material adverse change on its Business, operations or financial condition.

       7.7 Subsidiaries. Exhibit 7.7 hereto lists the Subsidiaries as of the Effective Date.

      7.8 Power and Authority. Borrower has the corporate power to borrow and to execute, deliver and carry out the terms and provisions of the Loan Documents. Borrower has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and all other Loan Documents and the borrowing thereunder.

      7.9 Principal Place of Business. Each Borrower's chief executive office and principal place of business is located at the address set forth on Exhibit
7.9 attached hereto. Borrower's records concerning the Collateral are kept at such chief executive office, or will be kept at such other place that Borrower informs DFS of not less than 30 days in advance of relocation.

      7.10 Enforceability of the Loan Documents. The Loan Documents executed by Borrower are the valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights.

      7.11 Taxes. Each Borrower's federal tax identification number is listed on
Exhibit 7.11 attached hereto. Borrower has: (a) filed all federal, state and local tax returns and other reports that it is required by law to file, (b) paid or caused to be paid all taxes, assessments and other governmental charges that are due and payable, the failure of which to pay would have a material adverse change on the Business, except those contested in good faith and in accordance with accepted procedures, and for which adequate reserves have been established in accordance with GAAP, and (c) made adequate provision for the payment of such taxes, assessments or other charges accruing but not yet payable. Borrower has no knowledge of any deficiency or additional assessment in a material amount in connection with any taxes, assessments or charges.

      7.12 Compliance with Laws. Borrower, to the best of its knowledge after diligent inquiry, has complied, and shall cause each Subsidiary to comply, in all material respects with all applicable laws, including any Environmental Laws and any zoning laws, the failure to comply with which would have a material adverse change on Borrower individually, or Borrower and its Subsidiaries on a consolidated basis.

      7.13 Consents. Borrower and the Subsidiaries have obtained all material consents, permits, licenses, approvals or authorization of, or effected the filing, registration or qualification with, any governmental entity which is required to be obtained or effected by Borrower and the Subsidiaries in connection with the Business or the execution and delivery of this Agreement and the other Loan Documents the failure of which to obtain or effect would have a material adverse change on Borrower individually, or on Borrower and its Subsidiaries on a consolidated basis.

      7.14 Purpose. Borrower will use the advances which DFS makes under the Credit Facility solely for lawful purposes and as described in Section 2 hereof.


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                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.


      7.15 Condition of the Business. All material assets used in the conduct of the Business are in good operating condition and repair and are fully usable in the ordinary course thereof, reasonable wear and tear excepted.

      7.16 Capital. All issued shares and all outstanding shares in the Subsidiaries as reflected in Borrower's financial statements are validly issued pursuant to proper authorization of the board of directors of such Subsidiary, and are fully paid, and non-assessable. All Borrower's and Subsidiary's issued shares and outstanding capital stock are fully paid and non-assessable.

       7.17 Location of Collateral. Exhibit 7.17 describes the locations where any of the Collateral is located or stored as of the date hereof.

       7.18 Real Property. Neither Borrower nor any Subsidiary own or lease any real property, except as set forth on Exhibit 7.18 attached hereto.

       7.19 Warranties and Representations-Accounts. For each Account listed by Borrower on any Borrowing Base Certificate, Borrower warrants and represents to DFS that at all times: (a) such Account is genuine; (b) such Account is not evidenced by a judgment or promissory note or similar instrument or agreement;
(c) to the best of Borrower's knowledge, it represents a bona fide transaction completed in accordance with the terms of the invoices and purchase orders relating thereto; (d) to the best of Borrower's knowledge, the goods sold or services rendered which resulted in the creation of such Account have been delivered or rendered to and not rejected by the Account Debtor; (e) the amounts shown on the Borrowing Base Certificate, Borrower's books and records and all invoices and statements delivered to DFS with respect thereto are owing to Borrower and are not contingent; (f) no payments have been or will be made thereon except payments deposited into the Lockbox; (g) to the best of Borrower's knowledge, there are no offsets, counterclaims or disputes existing or asserted with respect thereto and Borrower has not made any agreement with the Account Debtor for any deduction or discount of the sum payable thereunder except regular discounts allowed by Borrower in the ordinary course of its business for prompt payment; (h) to the best of Borrower's knowledge, there are no facts or events which in any way impair the validity or enforceability thereof or reduce the amount payable thereunder from the amount shown on the Borrowing Base Certificate, Borrower's books and records and the invoices and statements delivered to DFS with respect thereto; (i) to the best of Borrower's knowledge, all persons acting on behalf of the Account Debtor thereon have the authority to bind the Account Debtor; (j) the Accounts arising from goods sold or transferred giving rise thereto are not subject to any Lien, claim, encumbrance or security interest which is superior to that of DFS; (k) such Account is subject to DFS' perfected, first priority security interest and no other Lien other than a Permitted Lien; and (l) there are no proceedings or actions known to Borrower which are threatened or pending against the Account Debtor thereon which might result in any material adverse change in such Account Debtor's financial condition.

      7.20 Solvency. The Borrower and each of the Subsidiaries now has capital sufficient to carry on its respective business and transactions and all business and transactions in which it is about to engage and is now solvent and able to pay its respective debts as they mature, and Borrower and each of the Subsidiaries now owns property having a value, greater than the amount required to pay Borrower's or such Subsidiary's debts.

       7.21 Business Locations; Agent for Process. Borrower has no office or place of business located in any state or county other than as shown Exhibit 7.17.


       7.22 Warranties and Representations-Inventory & Parts. For each item of Inventory and Parts listed by Borrower on any Borrowing Base Certificate, Borrower covenants, warrants and represents to DFS that at all times: (a) except for rental Inventory and Inventory on exhibition and/or demonstration to buyers or lessees in the ordinary course of business, all Inventory and Parts will be kept only at the locations indicated on Exhibit 7.17; (b) Borrower now keeps and will keep correct and accurate records itemizing and describing the kind, type,


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Confidential  portions of this documents have been redacted and filed separately with the Commission.


quality and quantity of Inventory and Parts, Borrower's cost therefor and the selling price thereof, the daily withdrawals therefrom and the additions thereto; (c) Parts and Inventory not on rent are not and will not be stored with a bailee, repairman, warehouseman or similar party without DFS' prior written consent, and Borrower will, concurrently with delivery to such party, cause any such party to issue and deliver to DFS, in form acceptable to DFS, warehouse receipts, in DFS' name evidencing the storage of such Inventory and parts, and waivers of warehouseman's liens in favor of DFS; (d) Borrower will pay all taxes, rents, business taxes, and the like on the premises where the Inventory and Parts are located; and (e) Borrower will not lend, demonstrate, pledge, consign, transfer or secrete any of the Inventory or Parts or use any of the Inventory or Parts for any purpose other than exhibition and/or demonstration for sale to buyers or rental to lessees in the ordinary course of business, without DFS' prior written consent.

      7.23 Reaffirmation. Each request for a Loan made by Borrower pursuant to this Agreement or any of the other Loan Documents shall constitute (a) an automatic representation and warranty by Borrower to DFS that there does not then exist any Default or any Unmatured Default, and (b) a reaffirmation as of the date of said request of all of the representations and warranties of Borrower contained in this Agreement and the other Loan Documents.

      7.24 Survival of Representations and Warranties. Borrower covenants, warrants and represents to DFS that all representations and warranties of Borrower contained in this Agreement or any of the other Loan Documents shall be materially true at the time of Borrower's execution of this Agreement and the other Loan Documents, and shall survive the execution, delivery and acceptance thereof by DFS and the parties thereto and the closing of the transactions described therein or related thereto.

8.    BORROWER'S COVENANTS

      8.1 Affirmative Covenants. During the term of this Agreement and thereafter for so long as any Obligations are outstanding and unpaid, Borrower covenants that unless otherwise consented to by DFS in writing, it shall perform all the acts and promises required by this Agreement and all the acts and promises set forth below.

              8.1.1 Payment and Performance. Borrower will pay and perform all Obligations in full when and as due hereunder.


              8.1.2  Insurance.

                     8.1.2.1 Type of Insurance. Borrower will at all times cause the Business and the Collateral to be insured by insurers of reasonable financial soundness and having an A. M. Best rating of A or better, with such policies, against such risks and in such amounts as are appropriate for reasonably prudent businesses in Borrower's industry and of Borrower's size and financial strength.

                     8.1.2.2 Requirements as to Insurance Policies. The policies of insurance which Borrower is required to carry shall comply with the requirements listed below:

                    (a) Each such policy shall provide that it may not be canceled or allowed to lapse at the end of a policy period without at least 30 days' prior written notice to DFS;

                    (b) Each property  insurance  policy shall contain  lender's loss payable endorsements satisfactory to DFS providing, among other things, that any loss shall be payable in accordance with the terms of such policy notwithstanding any act of Borrower which might otherwise result in forfeiture of such insurance and shall also be evidenced by an Accord 27 Evidence of Property Insurance;


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                    8.1.2.3 Collection of Claims.  Borrower will promptly advise
              DFS of any insured casualty and Borrower agrees that DFS may direct all insurance proceeds therefrom to be paid directly to DFS to the extent that such loss is not adequately insured under an insurance policy which names DFS as a loss payee, and hereby appoints DFS its attorney-in-fact for such purpose.

                     8.1.2.4 Blanket Policies.  Any insurance required hereunder may be supplied by means of a blanket or umbrella insurance policy.

                     8.1.2.5 Delivery of Policies or Certificates of Insurance. Borrower shall deliver to DFS certificates of insurance issued by insurers to evidence that the insurance maintained by Borrower complies with the requirements hereunder.

              8.1.3 Collection of Receivables; Sale of Inventory. Borrower will collect its Accounts and sell its Inventory only in the ordinary course of business, unless written permission to the contrary is obtained from DFS.

              8.1.4 Notice of Litigation and Proceedings. Borrower will give prompt notice to DFS of: (a) any actual or threatened litigation or proceeding (including fines and penalties of any public authority) in which it or any of the Subsidiaries is a party in which there is a reasonable probability of an adverse decision which would require it or any of the Subsidiaries to pay money or deliver assets in excess of One Million Dollars ($1,000,000), whether or not the claim is considered to be covered by insurance; (b) any class action litigation against it, regardless of size; and (c) the institution of any other suit or proceeding that might materially and adversely affect its or any of its Subsidiary's operations, financial condition, property or the Business.

              8.1.5 Payment of Debt to Third Persons. Borrower will, and will cause each Subsidiary to, pay, within 30 days after due date, all Debt and any other liability due third persons, except when the amount thereof is being contested in good faith by appropriate proceedings and with adequate reserves therefor in accordance with GAAP being set aside by Borrower or such Subsidiary.

              8.1.6 Notice of Change of Business Location. Borrower will notify DFS 30 days in advance of: (a) any change in or discontinuation of the location of the Collateral, Borrower's principal place of business, or any of the Subsidiaries' existing offices or places of business, (b) the establishment of any new places of business relating to the Business, and
      (c) any change in or addition to the locations where Borrower's Inventory or records are kept.

              8.1.7 Payment of Taxes. Borrower will, and will cause each Subsidiary to, pay or cause to be paid, when and as due, all taxes, assessments and charges or levies imposed upon it or on any of its property or that it is required to withhold and pay over to the taxing authority or that it must pay on its income, the failure of which to pay would have a material adverse change on Borrower individually, or on Borrower and the Subsidiaries on a consolidated basis, except where contested in good faith by appropriate proceedings with adequate reserves therefor in accordance with GAAP, having been set aside by Borrower or such Subsidiary. However, Borrower will and will cause each Subsidiary to, pay or cause to be paid all such taxes, assessments, charges or levies immediately whenever foreclosure of any Lien that attaches on the Collateral appears imminent.

              8.1.8 Further Assurances. Borrower agrees to, and will cause each Subsidiary to, execute such other and further documents, including, without limitation, promissory notes, security agreements, financing statements, continuation statements, certificates of title on Inventory, and the like as may from time to time in the reasonable opinion of DFS be necessary to perfect, confirm, establish, re-establish, continue, or


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      complete the security interests,  collateral  assignments and Liens in the
      Collateral, and the purposes and intentions of this Agreement.

              8.1.9 Maintenance of Status. Borrower will take all necessary steps to (a) preserve its, and each Subsidiary's, existence as a corporation, (b) preserve Borrower's and the Subsidiaries' franchises and permits, and (c) comply with all present and future material agreements to which Borrower, or any of the Subsidiaries, is subject, and (d) maintain, and cause each Subsidiary to maintain, its qualification and good standing in all states in which such qualification is necessary or in which the failure to be so qualified might have a material adverse change on the financial condition or properties of Borrower or the Business. Borrower will not change the nature of the Business during the term of this Agreement.

              8.1.10 Financial Statements; Reporting Requirements; Certification as to Events of Defaults. During the term of this Agreement, Borrower will furnish to DFS:

              (a) within 90 days after the end of each fiscal year, annual financial statements for Borrower and its Subsidiaries as of the end of such fiscal year, consisting of a consolidated balance sheet, consolidated statement of operations, consolidated statements of cash flows and consolidated statement of stockholder's equity, in comparative form, together with a narrative description of the financial condition and results of operations and the liquidity and capital resources of Borrower and setting forth in comparative form the corresponding figures for the corresponding period of the prior fiscal year and the corresponding figures from the most recent financial projections of Borrower, discussing the reasons for any significant variations. The statements and balance sheet will be prepared in accordance with GAAP and audited by an independent firm of certified public accountants selected by Borrower and reasonably acceptable to DFS.

              (b) within 45 days after the end of each fiscal quarter, financial statements for Borrower and its Subsidiaries as of the end of such fiscal quarter, consisting of a consolidated balance sheet and consolidated statement of operations, in comparative form setting forth the corresponding figures for the corresponding period of the same fiscal quarter from the prior fiscal year. The statements and balance sheet will be prepared in accordance with GAAP

              (c) by the 45th day after the end of each fiscal quarter, a certificate of the President, or Chief Financial Officer, in the form of
      Exhibit 8.1.10(c) attached hereto, of Borrower stating that such Person has reviewed the provisions of the Loan Documents and that a review of the activities of Borrower during such quarter has been made by or under such Person's supervision with a view to determining whether Borrower has observed and performed all of Borrower's obligations under the Loan Documents, and that, to the best of such Person's knowledge, information and belief, Borrower has observed and performed each and every undertaking contained in the Loan Documents and is not at the time in default in the observance or performance of any of the terms and conditions thereof or, if Borrower will be so in default, specifying all of such defaults and events of which such Person may have knowledge;

              (d) within 30 days after the end of each fiscal year, a detailed budget, a detailed projected income statement with cash flow projections and a detailed projected balance sheet for the following fiscal year;

              (e) copies of any and all reports, filings and other documentation delivered to the Securities and Exchange Commission by or on behalf of Borrower promptly after the delivery thereof, if applicable; and

              (f) any other statements, reports and other information as DFS may reasonably request concerning the financial condition or operations of Borrower and its properties.

              8.1.11 Notice of Existence of Default. Borrower will, and will cause its Subsidiaries to, promptly notify DFS of: (a) the existence of any known condition or event, which constitutes a Default or an Unmatured


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      Default and (b) the actual or threatened termination, suspension, lapse or relinquishment of any material license, authorization, permit or other right granted Borrower or for Borrower's benefit and used in the Business, or granted to any of its Subsidiaries or for any such Subsidiaries' benefit, by any governmental agency material to the Business.

              8.1.12 Compliance with Laws. Borrower will, and will cause its Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations and orders.

              8.1.13 Maintenance of Collateral. Borrower will maintain all Collateral and every part thereof in good condition and repair. Borrower will not permit the value of the Collateral to be materially impaired. Borrower will defend the Collateral against all claims and legal proceedings by persons other than DFS. Borrower will not transfer the Collateral from the premises where now located (other than Inventory sold in the ordinary course of business and other Collateral transferred in the ordinary course of business), or permit the Collateral to become a fixture or accession (unless so affixed on the Effective Date) to any goods which are not items of Collateral, without the prior written approval of DFS. Borrower will not knowingly permit the Collateral to be used in violation of any applicable law, regulations, or any policy of insurance. As to Collateral consisting of instruments and chattel paper, Borrower will preserve rights in it against prior parties.

              8.1.14 Collateral Records and Statements. Borrower will keep such accurate and complete books and records pertaining to the Collateral in such detail and form as DFS reasonably requires, including, but not limited to: schedules of inventory; original orders; invoices; shipping documents; billing settlements and receivables; sold receivables; Inventory listing containing model, serial number (if available) and location. Other reporting will be available upon request by DFS, including, but not be limited to, listings of accounts payable in such form as the DFS' reasonably requires. The statements will be in the form and will contain the information as is prescribed by DFS.

              8.1.15 Inspection of Collateral. DFS and any third party appraiser selected by DFS may examine any or all of the Collateral at any time, and from time to time during normal business hours. DFS and any third party appraiser selected by DFS will have full access to, and the right to: (a) review, inspect and make abstracts and copies from Borrower's books and records pertaining to the Accounts and all other Collateral (whether or not Borrower has borrowed against the Accounts or any such Collateral), and (b) inspect and examine Inventory and Parts and check and test the same as to quality, quantity, Value and condition, wherever located, at any time during reasonable business hours, and from time to time. Borrower will assist DFS and any third party appraiser selected by DFS in so doing.

              8.1.16 Landlord's Agreements. Borrower will cooperate with DFS to obtain, on the Effective Date, landlord waivers and agreements in a form acceptable to DFS with respect to leased real property and with respect to any future leases, prior to entering into them.

9.    FINANCIAL COVENANTS.

      9.1  Amounts.

              9.1.1 Minimum Tangible Net Worth. Borrower covenants that it will maintain as of the last day of each fiscal quarter ending on or after March 31, 2000 a Tangible Net Worth plus Subordinated Debt of not less than Twenty Million Dollars ($20,000,000); and

              9.1.2 Minimum Current Ratio. Borrower covenants that it will maintain as of the last day of each fiscal quarter ending on or after March 31, 2000 a ratio of Current Tangible Assets to current liabilities of not less than One and Two-tenths to One (1.2:1.0).


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              9.1.3 Maximum Debt to Tangible Net Worth.  Borrower covenants that it will maintain as of the last day of each fiscal quarter ending on or after March 31, 2000 (a) a ratio of Debt minus Subordinated Debt to (b) Tangible Net Worth plus Subordinated Debt of not more than Six to One (6.0:1.0); and

       9.2 Certain Definitions. As used in this Section 9 and elsewhere herein, the following capitalized terms shall have the following meanings:

              "Current Tangible Assets" means Borrower's current assets less, to the extent otherwise included therein, all Intangibles.

               "Intangibles"  means and includes  general  intangibles  (as that term is defined in the Uniform Commercial Code); accounts receivable and advances due from officers, directors, member, owner, employees, stockholders and affiliates; leasehold improvements net of depreciation; licenses; good will; prepaid expenses; escrow deposits; covenants not to compete; the excess of cost over book value of acquired assets; franchise fees; organizational costs; finance reserves held for recourse obligations; capitalized research and development costs; and such other similar items as DFS may from time to time determine in DFS' sole discretion.

              "Subordinated   Debt"  means  all  of  Borrower's  Debt  which  is
              subordinated to the payment of Borrower's liabilities to DFS by an agreement in form and substance satisfactory to DFS.

              "Tangible Net Worth" means the book value of Borrower's assets less liabilities (including as liabilities all reserves for contingencies and other potential liabilities), excluding from such assets all Intangibles.

      9.3 Covenant Compliance Certificate. The President or Chief Financial Officer of Borrower will certify to DFS by the 45th day after the end of each fiscal quarter, or more often if requested by DFS, that Borrower is in compliance with the Financial Covenants as set forth in Exhibit 9.3 or other form acceptable to DFS.

10.   NEGATIVE COVENANTS

      During the term of this Agreement and thereafter, for so long as any Obligations are outstanding and unpaid, Borrower covenants that unless otherwise consented to in writing by DFS, Borrower shall not perform or cause or permit to be performed the following acts:

      10.1 Change of Name, Etc. Borrower and the Subsidiaries will not change their name, or begin to trade under any assumed names or trade names without thirty (30) days prior written notice to DFS. Borrower will not, and will not permit any Subsidiary to, change its manner of organization, enter into any mergers, consolidations, reorganizations or recapitalizations without DFS' prior written consent other than as contemplated herein.

      10.2 Sale or Transfer of Assets. Except in the ordinary course of business, or except as consented to in writing by DFS, Borrower and the Subsidiaries will not sell, transfer, lease (including sale-leaseback) or otherwise dispose of all or any substantial part of the Collateral. This provision will not apply to any sale if the proceeds of such sale pay the Obligations in full.

      10.3 Change in Control. (a) Borrower shall not: (i) merge or consolidate with or into any other Person, or (ii) unless the owners of Borrower continue to hold 51% of the issued and outstanding capital stock of Borrower (including all options and warrants therefor), permit any Person or group of Persons, to become the record or beneficial owner, directly or indirectly, of securities


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representing any of the voting power of Borrower's then  outstanding  securities or any equity interest in Borrower, or otherwise having the power to vote, or acquire the power to elect a majority of the Board of Directors of Borrower, or
(b) neither Mark Walton's nor Michael Perrine's employment with Borrower shall be voluntarily or involuntarily terminated, nor shall new management be installed by Borrower without (i) sixty (60) days prior written notice to DFS, and (ii) DFS' prior written consent.

      10.4 Encumbrance of Assets. Borrower will not, and will not permit a Subsidiary to, mortgage, pledge, grant or permit to exist a security interest in or Lien upon any of the Collateral, now owned or hereafter acquired except for the Permitted Liens.

      10.5 False Certificates or Documents. Borrower has not and will not, and will not permit any Subsidiary to, furnish DFS with any certificate or other document that contains any untrue statement of material fact or that omits to state a material fact necessary to make it not misleading in light of the circumstances under which it was furnished.

      10.6 Assignment. Borrower will not assign or attempt to assign the Loan Documents or any of its interests under the Loan Documents, except in favor of DFS.

      10.7 Transactions with Affiliates. Borrower will not enter into any contracts, leases, sales or other transactions with any Affiliate on terms less favorable than could be obtained generally by Borrower from a non-Affiliate.

      10.8 Loans by Borrower. Borrower will not, and will not permit any Subsidiary to, make any loan to any Person, except for loans in anticipation of reasonable and normally reimbursable business expenses, payroll and commission advances and trade credit extended in the ordinary course of Business.

      10.9 Fiscal Year; Accounting Methods. Borrower will not change its fiscal year-end without sixty (60) days prior written notice to DFS. Borrower will not, in any material way, deviate from GAAP or change its accounting policies or methods, without the prior written consent of DFS.

       10.10 Total Debt. Borrower shall not create, incur, assume, or suffer to exist, or permit any Subsidiary to create, incur or suffer to exist, any Debt, except:

      (a)  the Obligations;
      (b)  Subordinated Debt;
      (c)  Debt of any Subsidiary to Borrower;
      (d) Accounts payable to trade creditors and current operating expenses (other than for money borrowed) incurred in the ordinary course of business which are aged not more than thirty (30) days past due, unless actively contested in good faith and by appropriate and lawful proceedings and for which adequate reserves have been established in accordance with GAAP; and (e) Debt solely in connection with a Permitted Lien; and (f) Debt which is not secured by any Lien.

      10.11 Adverse Transactions. Borrower will not enter into any transaction, or permit any Subsidiary to enter into any transaction, which materially and adversely affects or may materially and adversely affect the Collateral or Borrower's ability to repay the Obligations or permit or agree to any material extension, compromise or settlement or make any change or modification of any kind or nature with respect to any Account, including any of the terms relating thereto, other than discounts and allowances in the ordinary course of business, all of which shall be reflected in the Borrowing Base Certificate submitted to DFS pursuant to Section 2.3 of this Agreement.


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      10.12  Guaranties.   Borrower  will  not  guarantee,  assume,  endorse  or
otherwise, in any way, become directly or contingently liable with respect to the Debt of any Person, except by endorsement of instruments or items of payment for deposit or collection.

      10.13 Bill-and-Hold Sales, Etc. Borrower will not include on any Borrowing Base certificate any Accounts which arise from any sale to any customer on a bill-and-hold, guaranteed sale, sale and return, sale on approval or consignment basis, or any sale on a repurchase or return basis without DFS' prior written consent.

      10.14 Margin Securities. Borrower will not own, purchase or acquire, or permit any Subsidiary to own, purchase or acquire, (or enter, or permit any Subsidiary to enter, into any contract to purchase or acquire) any "margin security" as defined by any regulation of the Federal Reserve Board as now in effect or as the same may hereafter be in effect unless, prior to any such purchase or acquisition or entering into any such contract, DFS shall have received an opinion of counsel satisfactory to DFS to the effect that such purchase or acquisition will not cause this Agreement to violate Regulations G or U or any other regulation of the Federal Reserve Board then in effect.

11.   DEFAULT/REMEDIES

       11.1 Events of Default. Borrower will be in default under this Agreement (each, a "Default") if:

              11.1.1 Failure to Pay Principal or Interest. Borrower fails to pay any portion of Borrower's debts to DFS when due and payable hereunder or under any other agreement between DFS and Borrower.

              11.1.2 Failure to Pay Other Amounts to DFS. Borrower fails to pay any Obligations (other than principal or accrued interest) within 15 days after the date when due.

              11.1.3 Failure to Pay Certain Costs and Expenses. Borrower fails to pay any costs or expenses of DFS, including without limitation, review costs described in Section 2.5.6.2 hereof, appraisal costs described in
      Section  2.5.6.3 hereof and other costs and expenses  described in Section
      2.5.6.4 hereof, within 15 days after the date when due.

              11.1.4 Failure to Pay Amounts Owed to Other Persons. Borrower is or becomes in default of any obligation in excess of $1,000,000 owed to any third party, and such default continues unwaived beyond any applicable grace or curing period.

              11.1.5 Certain Representations and Warranties Without A Curing Period. Any Representation and Warranty, statement, report or certificate made or delivered by Borrower to DFS in Sections 6.1.3, 7.5, 7.7, 7.9, 7.17, 7.20 AND 7.23 is not true and correct when made.

              11.1.6 Certain Representations and Warranties With A Curing Period. Any Representation and Warranty, statement, report or certificate made or delivered by Borrower to DFS (other than in Sections 6.1.3, 7.5, 7.7, 7.9, 7.17, 7.20 AND 7.23) is false in any material respect when made and is not cured within 15 days of the date such Representation and Warranty was made.

              11.1.7 Certain Covenants With a Curing Period. Borrower fails to comply with any Covenant (other than Covenants in Section 9) which is not cured within 15 days of the initial occurrence of such failure.

              11.1.8 Certain Covenants Without a Curing Period. Borrower fails to comply with any Covenant in Section 9; provided, however, that if Borrower breaches any such covenant, Borrower must (i) advise DFS of such breach as of or prior to the last Business Day of the fiscal quarter


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      during which such breach occurs,  and (ii) provide DFS within fifteen (15)
      days after the end of such fiscal quarter financial projections which indicate Borrower's compliance with all such covenants at the end of the fiscal quarter immediately following the fiscal quarter in which the breach occurred and the basis for such projections.

              11.1.9 Default Under Other Agreements. A default or event of default occurs under any agreement to which Borrower is a party (other than the Loan Documents) involving Debt in excess of $1,000,000 which default or event of default continues unwaived beyond any applicable curing period and has or is reasonably likely to have a Material Adverse Change or the Debt thereunder is accelerated.

              11.1.10  Bankruptcy, Etc.

                        11.1.10.1 Voluntary Cases. The filing or commencement by
              Borrower  of  a  voluntary  case  or  other   proceeding   seeking
              liquidation, reorganization or other relief with respect to Borrower or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of Borrower or any substantial part of its property, or Borrower shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against Borrower, or Borrower shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing.

                        11.1.10.2 Involuntary Cases. The filing or commencement of an involuntary case or other proceeding against Borrower seeking liquidation, reorganization or other relief with respect to Borrower or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or similar other official of Borrower or any substantial part of its property, and such involuntary case or other proceeding remains undismissed and unstayed for a period of thirty (30) days, or an order for relief is entered against Borrower under the federal bankruptcy laws or any state bankruptcy or insolvency laws now or hereafter in effect.

              11.1.11 Judgment, Attachments, Etc. A money judgment entered against Borrower or an attachment or other levy is made against the assets of Borrower with respect to a claim in excess of $1,000,000 becomes final and non-appealable, or if timely appealed is not fully bonded and the collection thereof is not stayed pending the appeal.

              11.1.12 Suspension, Dissolution or Liquidation. Borrower ceases or suspends business operations, ceases existence as a corporation, or Borrower shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of its Business.

              11.1.13  Loss  of  Franchise.   Borrower   loses  any   franchise,
      permission, license or right to sell or deal in any Collateral manufactured by OMC, Brunswick, and/or Genmar or any of their Subsidiaries and does not replace the manufacturers with product lines a person with knowledge of the marine industry would consider reasonable.

              11.1.14 Liens Other Than Permitted Liens. Any of the Collateral becomes subject to any Lien, claim, encumbrance or security interest other than a Permitted Lien.

              11.1.15 Loan Documents; Security Interest. Any Loan Document ceases to be in full force and effect or any security interest or Lien in favor of DFS is not, or ceases to be, valid, perfected and prior to all other Liens (except Permitted Liens).


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              11.1.16 Loss of  Collateral.  Any  Collateral is abandoned,  lost, stolen, damaged or destroyed, or any part of the Collateral shall be taken through condemnation or the value thereof shall be impaired through condemnation, and such loss of Collateral is not insured as required in this Agreement or is reasonably likely to have a Material Adverse Change.

              11.1.17 Loss of Guaranty. Any Guaranty ceases to be in full force and effect or any action is taken to discontinue or assert the invalidity or unenforceability of any Guaranty, any guarantor dies, ceases or suspends business or ceases existence, any representation or warranty in any guaranty is materially false and such representation or warranty is not cured within 15 days of the date such representation or warranty was made, or any guarantor fails to deliver financial statements to DFS as required and such failure continues for 15 days.

              11.1.18 Material Adverse Change. There occurs any action or event, or any action or event fails to occur, which is or is reasonably likely to become a Material Adverse Change.

      11.2    Rights and Remedies.  In the event of a Default:


              11.2.1 Cessation of Advances; Acceleration; etc. DFS may at any time at DFS' election, without notice or demand to Borrower, do any one or more of the following: reduce the amount advanced against any eligible Collateral; cease making further Loans and declare all or any of the Obligations immediately due and payable, together with all costs and expenses of DFS' collection activity, including, without limitation, all reasonable attorneys' fees; exercise any or all rights under applicable law (including, without limitation, the right to possess, transfer and dispose of the Collateral); and/or cease extending any additional credit to Borrower.

              11.2.2 Collateral in Trust for DFS. Borrower will segregate and keep the Collateral in trust for DFS, and in good order and repair, and will not sell, rent, lease, consign, otherwise dispose of or use any Collateral, nor further encumber any Collateral.

              11.2.3 Delivery of Collateral to DFS. Upon DFS' written demand, Borrower will immediately deliver the Collateral to DFS, in good order and repair, at a place reasonably specified by DFS, together with all related documents; or DFS may, in DFS' sole discretion and without notice or demand to Borrower, take immediate possession of the Collateral together with all related documents.

              11.2.4 Default Interest. DFS may, without notice, apply the Default Interest Rate.


              11.2.5 Collection of Accounts; DFS Possession of Collateral by DFS; etc. DFS may, without notice to Borrower and at any time or times hereafter enforce payment and collect, by legal proceedings or otherwise, Accounts in the name of Borrower or DFS; and take control of any cash or non-cash items of payment or proceeds of Accounts and of any rejected, returned, repossessed or stopped in transit goods relating to Accounts. DFS may at its sole election and without demand enter, with or without process of law, any premises where Collateral might be and, without charge or liability to DFS therefor do one or more of the following: (i) take possession of the Collateral and use or store it in said premises or remove it to such other place or places as DFS may deem convenient; (ii) take possession of all or part of such premises and the Collateral and place a custodian in the exclusive control thereof until completion of enforcement of DFS' security interest in the Collateral, until DFS' removal of the Collateral or thirty (30) days, whichever occurs first and,
      (iii) remain on such premises for up to thirty (30) days and use the same, together with Borrower's materials, supplies, books and records, for the purpose of liquidating or collecting such Collateral and conducting and preparing for disposition of such Collateral.


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              11.2.6  Immediate  Acceleration.  Upon the occurrence of a Default under Sections 11.1.1, 11.1.4, 11.1.10, or 11.1.12, all Obligations shall automatically be accelerated and due and payable and the Default Interest Rate shall automatically apply as of the date of the first occurrence of such Default, without any prior notice, demand or action of any type on the part of DFS.

      All of DFS' rights and remedies are cumulative. DFS' failure to exercise any of DFS' rights or remedies hereunder will not waive any of DFS' rights or remedies as to any past, current or future Default.

12.   SALE OF COLLATERAL

      Borrower agrees that if DFS conducts a private sale of any Collateral by requesting bids from 10 or more Borrowers or distributors in that type of Collateral, any sale by DFS of such Collateral in bulk or in parcels within 120 days of: (a) DFS' taking possession and control of such Collateral; or (b) when DFS is otherwise authorized to sell such Collateral; whichever occurs last, to the bidder submitting the highest cash bid therefor, is a commercially reasonable sale of such Collateral under the Uniform Commercial Code. Borrower agrees that the purchase of any Collateral by a vendor, as provided in any agreement between DFS and the vendor, if any, is a commercially reasonable disposition and private sale of such Collateral under the Uniform Commercial Code, and no request for bids shall be required. Borrower further agrees that 7 or more days prior written notice will be commercially reasonable notice of any public or private sale (including any sale to a vendor). Borrower irrevocably waives any requirement that DFS retain possession and not dispose of any Collateral until after an arbitration hearing, arbitration award, confirmation, trial or final judgment. If DFS disposes of any such Collateral other than as herein contemplated, the commercial reasonableness of such disposition will be determined in accordance with the laws of the state governing this Agreement.

13.   INDEMNIFICATIONS

      In addition to the payment of expenses and attorneys' fees, if applicable, whether or not the transactions contemplated hereby shall be consummated, Borrower agrees to indemnify, pay and hold DFS and the officers, directors, employees, agents, and affiliates of DFS (collectively called the "Indemnitees") harmless from and against, any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for any of such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not any of such Indemnitees shall be designated a party thereto), that may be imposed on, incurred by, or asserted against the Indemnitees, in any manner relating to or arising out of the Loan Documents, the statements contained in any commitment letters delivered by DFS, DFS' agreement to make the Loans or any other payment hereunder, or the use or intended use of the proceeds of any of the Loans hereunder (the "Indemnified Liabilities"); provided, however, that Borrower shall have no obligation to an Indemnitee hereunder with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of an Indemnitee. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them. The provisions of the undertakings and indemnification set out in this Section 14 shall survive satisfaction and payment of the Obligations and termination of this Agreement.

14.   OTHER TERMS

       14.1 Amendment, Changes and Modification. The Loan Documents may be amended, changed or modified only as may be agreed upon in writing by Borrower and DFS from time to time.


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      14.2 Binding Effect.  The Loan Documents will be binding upon the parties, their successors and assigns, provided, however, that Borrower shall not assign or attempt to assign this Agreement, any other Loan Document or any of its interests under the Loan Documents, without the prior written consent of DFS.

      14.3 Broker Fee. Neither party is obligated to pay any premium or other charge, brokerage fee or commission in connection with the agreements set forth herein. Each party will indemnify the other and hold it harmless from any such claim arising out of such party's acts or those of its representatives.

      14.4 Entire Agreement. The Loan Documents embody the entire agreement of the parties relating to the Credit Facility. There are no promises, terms, conditions, obligations or warranties other than those contained in the Loan Documents. The Loan Documents supersede all prior communications, representations or agreements, verbal or written, between the parties relating to the Credit Facility.

      14.5 Headings. The headings to the sections of this Agreement are included only for the convenience of the parties and will not have the effect of defining, diminishing or enlarging the rights of the parties or affecting the construction or interpretation of any portion of this Agreement.

      14.6 Incorporation by Reference. All other Loan Documents are incorporated herein by this reference and are made a part of this Agreement as if fully set forth herein. This Agreement, prior to such incorporation, controls in the event of any conflict with the terms of any other Loan Documents.

      14.7 Interpretation. For the purpose of construing this Agreement, unless the context otherwise requires, words in the singular will be deemed to include words in the plural, and vice versa.

      14.8 Notices. Any notice under the Loan Documents, will be in writing. Any notice to be given or document to be delivered under the Loan Documents will be deemed to have been duly given upon delivery, if delivered in person or by any expedited delivery service which provides proof of delivery, upon tested telex or facsimile transmission, or on the fifth Business Day after mailing, if mailed by certified mail, return receipt requested, postage prepaid mail, addressed to DFS or Borrower at the appropriate addresses. DFS will use reasonable efforts to deliver any notice DFS is required to give to Borrower; provided, however, that failure by DFS to actually give any such notice will not be deemed to be a waiver of any rights or remedies of DFS and will not give rise to any claims, defenses or damages by Borrower. The addresses for notices are those set forth below or such other addresses as may be hereafter specified by written notice by the parties:

to DFS:                       Deutsche Financial Services Corporation
                              5480 Corporate Drive, Suite 300,
                              Troy, Michigan 48098
                              Attention:  Lisa Oliver
                              Facsimile No.:  (248) 641-9840

with a copy to:               Deutsche Financial Services Corporation
                              655 Maryville Centre Drive
                              St. Louis, MO 63141-5832
                              Attention:  General Counsel
                              Facsimile No.:(314) 523-3190

to Borrower:                  Travis Boats & Motors, Inc.
                              5000 Plaza on the Lake, Suite 250
                              Austin, TX 78746
                              Attention: President
                              Facsimile No.: (512) 329-0480


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      14.9 No Third Party Beneficiary Rights and Reliance. No Person not a party to this Agreement will have any benefit under this Agreement nor have third-party beneficiary rights as a result of any of the Loan Documents, nor will any party be entitled to rely on any actions or inactions of DFS or its agents, all of which are done for the sole benefit and protection of DFS.

      14.10 Protection or Preservation of Collateral. DFS will not have any contractual duty to protect, insure, collect or realize upon the Collateral or preserve rights in it against prior parties. DFS will not be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral regardless of the cause.

      14.11 Relationship of the Parties. Neither DFS on the one hand nor Borrower on the other hand will be deemed a partner, joint venturer or related entity of the other by reason of the Loan Documents.

      14.12 Reversal of Payments. To the extent that Borrower makes a payment or payments to DFS, which payment or payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then to the extent of such payment or proceeds received, the Credit Facility will be revived and continue in full force and effect, as if such payment or proceeds had not been received by DFS.

      14.13 Severability. If any provision of this Agreement (either generally, or as to a specific application to a set of facts) will be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability will not affect any other provision of this Agreement (either in its entirety, or as to or the application of such provision to any other set of facts), but this Agreement will be construed as if such invalid, illegal or unenforceable provision never had been included in this Agreement.

      14.14 Maximum Interest. Borrower acknowledges that DFS intends to strictly conform to the applicable usury laws governing this Agreement. Regardless of any provision contained herein or in any other document executed or delivered in connection herewith or therewith, DFS shall never be deemed to have contracted for, charged or be entitled to receive, collect or apply as interest on this Agreement (whether termed interest herein or deemed to be interest by judicial determination or operation of law), any amount in excess of the maximum amount allowed by applicable law, and, if DFS ever receives, collects or applies as interest any such excess, such amount which would be excessive interest will be applied first to the reduction of the unpaid principal balances of advances under this Agreement, and, second, any remaining excess will be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest lawful rate, Borrower and DFS shall, to the maximum extent permitted under applicable law: (a) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense or fee rather than as interest; (b) exclude voluntary pre-payments and the effect thereof; and (c) spread the total amount of interest throughout the entire term of this Agreement so that the interest rate is uniform throughout such term.

      14.15 Waivers by DFS. DFS may at any time or from time to time waive all or any rights under any of the Loan Documents, but any waiver or indulgence at any time or from time to time will not constitute, unless specifically so expressed by DFS in writing, a future waiver by DFS of performance by Borrower.

      14.16 Survival. The grant of security interest herein to secure all Obligations, and all provisions relating to the Collateral will survive termination of this Agreement and will remain in full force and effect until all Obligations have been paid in full and this Agreement has been terminated. The Agreement to arbitrate all Disputes will survive termination of this Agreement.


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      14.17 Participations;  Assignments.  DFS may, at any time and from time to time, grant participations to lender(s) acceptable to Borrower in its interest in this Agreement or any Loan Document, or of any portion thereof, or assign its interest in this Agreement or any Loan Document, or any portion thereof, without the consent of Borrower, but DFS will provide Borrower notice as soon as practical after sale to an unaffiliated third party. DFS shall not be required to provide notice to Borrower of any sale or assignment to (a) a parent company or subsidiary of DFS or (b) any entity majority owned by DFS so long as DFS continues to service the Loans under this Agreement.

      14.18 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and either of the parties hereto may execute this Agreement by signing any such counterpart.

      14.19 Information. DFS may provide to any third party any credit, financial or other information on Borrower that DFS may from time to time possess.

      14.20 Release. Borrower releases DFS from all claims and causes of action which Borrower may now or hereafter have for any loss or damage to it claimed to be caused by or arising from: (a) any failure of DFS to protect, enforce or collect, in whole or in part, any Account; (b) DFS' notification to any Account Debtors thereon of DFS' security interest in any of the Accounts; (c) DFS' directing any Account Debtor to pay any sum owing to Borrower directly to DFS; and (d) any other act or omission to act on the part of DFS, its officers, agents or employees, except for willful misconduct or gross negligence. DFS will have no obligation to preserve rights to Accounts against prior parties.

      14.21 Miscellaneous. Time is of the essence regarding Borrower's performance of its obligations to DFS notwithstanding any course of dealing or custom on DFS' part to grant extensions of time. Borrower's liability under this Agreement is direct and unconditional and will not be affected by the release or nonperfection of any security interest granted hereunder. DFS will have the right to refrain from or postpone enforcement of this Agreement or any other Loan Documents without prejudice and the failure to strictly enforce the Loan Documents will not be construed as having created a course of dealing between DFS and Borrower contrary to the specific terms of the Loan Documents or as having modified, released or waived the same. The express terms of this Agreement and the other Loan Documents will not be modified by any course of dealing, usage of trade, or custom of trade which may deviate from the terms hereof. If Borrower fails to pay any taxes, fees or other obligations which may impair DFS' interest in the Collateral, or fails to keep the Collateral insured, DFS may, but shall not be required to, pay such taxes, fees or obligations and pay the cost to insure the Collateral, and the amounts paid will be: (a) an additional debt owed by Borrower to DFS, which shall be subject to finance charges as provided herein; and (b) due and payable immediately in full. Borrower agrees to pay all of DFS' reasonable attorneys' fees and expenses incurred by DFS in enforcing DFS' rights hereunder.

      14.22 Waivers by Borrower. Borrower irrevocably waives notice of: DFS' acceptance of this Agreement, presentment, demand, protest, nonpayment, nonperformance, and dishonor. Borrower and DFS irrevocably waive all rights to claim any punitive and/or exemplary damages. Borrower waives all rights of offset and counter claims Borrower may have against DFS. Borrower waives all notices of default and non-payment at maturity of any or all of the Accounts.

      14.23 NO ORAL AGREEMENTS. ORAL AGREEMENTS OR COMMITMENTS TO LEND MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU, (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH

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IS THE COMPLETE AND EXCLUSIVE  STATEMENT OF THE AGREEMENT  BETWEEN US, EXCEPT AS
WE MAY LATER AGREE IN WRITING TO MODIFY IT. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

      14.24 Use of Counsel and Receipt of Agreement. Borrower acknowledges that it has received a true and complete copy of this Agreement. Borrower acknowledges that it has (a) had representation of counsel during negotiation of this Agreement, and (b) read and understood this Agreement.

      14.25 Facsimiles,  Etc.  Notwithstanding  anything herein to the contrary:
(a) DFS may rely on any facsimile copy, electronic data transmission or electronic data storage of any statement, statement of transaction, financial statements or other reports, and (b) such facsimile copy, electronic data transmission or electronic data storage will be deemed an original, and the best evidence thereof for all purposes, including, without limitation, under this Agreement or any other Loan Documents, and for all evidentiary purposes before any arbitrator, court or other adjudicatory authority.

      14.26 Power of Attorney. Borrower irrevocably appoints DFS (and any Person designated by it) as Borrower's true and lawful Attorney with full power to at any time, in the discretion of DFS (whether or not a Default has occurred) to:
(a) endorse the name of Borrower upon any of the items of payment of proceeds of the Collateral and deposit the same in the account of DFS for application to the Obligations; and (b) sign the name of Borrower to verify the accuracy of the Accounts; and (only after a Default has occurred) to: (c) sign the name of Borrower on any document or instrument that DFS shall deem necessary or appropriate to perfect and maintain perfected the security interests in the Collateral under this Agreement and other Loan Documents; (d) initiate and settle any insurance claim and endorse Borrower's name on any check, instrument or other item of payment; (e) endorse the name of Borrower upon financing statements, instruments, Certificates of Title and Statements of Origin pertaining to the Collateral; (f) supply omitted information and correct errors in any documents between DFS and Borrower; and (g) do anything to preserve and protect the Collateral and DFS' rights and interest therein; (h) demand payment, enforce payment and otherwise exercise all of Borrower's rights, and remedies with respect to the collection of any Accounts; (i) settle, adjust, compromise, extend or renew any Accounts; (j) settle, adjust or compromise any legal proceedings brought to collect any Accounts; (k) sell or assign any Accounts upon such terms, for such amounts and at such time or times as DFS may deem advisable; (l) discharge and release any Accounts; (m) prepare, file and sign Borrower's name on any Proof of Claim in Bankruptcy or similar document against any Account Debtor; (n) endorse the name of Borrower upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to any Account or goods pertaining thereto; and (o) take control in any manner of any item of payments or proceeds and for such purpose to notify the Postal Authorities to change the address for delivery of mail addressed to Borrower to such address as DFS may designate. This power of attorney is for value and coupled with an interest and is irrevocable so long as any Obligations remain outstanding and by DFS exercising such right, DFS shall not waive any right against Borrower until the Obligations are paid in full.

15.  BINDING ARBITRATION

      15.1 Arbitrable Claims. Except as otherwise specified below, all actions, disputes, claims and controversies under common law, statutory law or in equity of any type or nature whatsoever (including, without limitation, all torts, whether regarding negligence, breach of fiduciary duty, restraint of trade, fraud, conversion, duress, interference, wrongful replevin, wrongful sequestration, fraud in the inducement, usury or any other tort, all contract actions, whether regarding express or implied terms, such as implied covenants of good faith, fair dealing, and the commercial reasonableness of any Collateral disposition, or any other contract claim, all claims of deceptive trade practices or lender liability, and all claims questioning the reasonableness or lawfulness of any act), whether arising before or after the date of this Agreement, and whether directly or indirectly relating to: (a) this Agreement and/or any amendments and addenda hereto, or the breach, invalidity or termination hereof; (b) any previous or subsequent agreement between DFS and Borrower; (c) any act committed by DFS or by any parent company, subsidiary or affiliated company of DFS (the "DFS Companies"), or by any employee, agent,


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                        Confidential Treatment Requested.


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officer or director of a DFS Company whether or not arising within the scope and course of employment or other contractual representation of the DFS Companies provided that such act arises under a relationship, transaction or dealing between DFS and Borrower; and/or (d) any other relationship, transaction or dealing between DFS and Borrower (collectively the "Disputes"), will be subject to and resolved by binding arbitration.

      15.2 Administrative Body. All arbitration hereunder will be conducted by the American Arbitration Association ("AAA"). If the AAA is dissolved, disbanded or becomes subject to any state or federal bankruptcy or insolvency proceeding, the parties will remain subject to binding arbitration which will be conducted by a mutually agreeable arbitral forum. The parties agree that all arbitrator(s) selected will be attorneys with at least five (5) years secured transactions experience. The arbitrator(s) will decide if any inconsistency exists between the rules of any applicable arbitral forum and the arbitration provisions contained herein. If such inconsistency exists, the arbitration provisions contained herein will control and supersede such rules. The site of all arbitration proceedings will be in St. Louis County, Missouri.

      15.3 Discovery. Discovery permitted in any arbitration proceeding commenced hereunder is limited as follows. No later than thirty (30) days after the filing of a claim for arbitration, the parties will exchange detailed statements setting forth the facts supporting the claim(s) and all defenses to be raised during the arbitration, and a list of all exhibits and witnesses. No later than twenty-one (21) days prior to the arbitration hearing, the parties will exchange a final list of all exhibits and all witnesses, including any designation of any expert witness(es) together with a summary of their testimony; a copy of all documents and a detailed description of any property to be introduced at the hearing. Under no circumstances will the use of interrogatories, requests for admission, requests for the production of documents or the taking of depositions be permitted. However, in the event of the designation of any expert witness(es), the following will occur: (a) all information and documents relied upon by the expert witness(es) will be delivered to the opposing party, (b) the opposing party will be permitted to depose the expert witness(es), (c) the opposing party will be permitted to designate rebuttal expert witness(es), and (d) the arbitration hearing will be continued to the earliest possible date that enables the foregoing limited discovery to be accomplished.

      15.4 Exemplary or Punitive Damages. The Arbitrator(s) will not have the authority to award exemplary or punitive damages and each party hereby irrevocably waives any right to claim any exemplary or punitive damages.

      15.5 Confidentiality of Awards. All arbitration proceedings, including testimony or evidence at hearings, will be kept confidential, although any award or order rendered by the arbitrator(s) pursuant to the terms of this Agreement may be entered as a judgment or order in any state or federal court and may be confirmed within the federal judicial district which includes the residence of the party against whom such award or order was entered. This Agreement concerns transactions involving commerce among the several states. The Federal Arbitration Act, Title 9 U.S.C. Sections 1 et seq., as amended ("FAA") will govern all arbitration(s) and confirmation proceedings hereunder.

      15.6 Prejudgment and Provisional Remedies. Nothing herein will be construed to prevent DFS' or Borrower's use of bankruptcy, receivership, injunction, repossession, replevin, claim and delivery, sequestration, seizure, attachment, foreclosure, dation and/or any other prejudgment or provisional action or remedy relating to any Collateral for any current or future debt owed by either party to the other. Any such action or remedy will not waive DFS' or Borrower's right to compel arbitration of any Dispute.

      15.7 Attorneys' Fees. If either Borrower or DFS brings any other action for judicial relief with respect to any Dispute (other than those set forth in Section 15.6) the party bringing such action will be liable for and immediately pay all of the other party's costs and expenses (including attorneys' fees) incurred to stay or dismiss such action and remove or refer such Dispute to arbitration. If either Borrower or DFS brings or appeals an action to vacate or modify an arbitration award and such party does not prevail, such party will pay

                                       35

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all costs and expenses,  including  attorneys' fees, incurred by the other party in defending such action. Except as set forth above, each party will bear their own costs and expenses (including attorneys' fees).

     15.8 Limitations. Any arbitration proceeding must be instituted: (a) with respect to any Dispute for the collection of any debt owed by either party to the other, within two (2) years after the date the last payment was received by the instituting party; and (b) with respect to any other Dispute, within two (2) years after the date the incident giving rise thereto occurred, whether or not any damage was sustained or capable of ascertainment or either party knew of such incident. Failure to institute an arbitration proceeding within such period will constitute an absolute bar and waiver to the institution of any proceeding, whether arbitration or a court proceeding, with respect to such Dispute.

       15.9 Survival After Termination. The agreement to arbitrate will survive the termination of this Agreement.

16. INVALIDITY/UNENFORCEABILITY OF BINDING ARBITRATION. IF THIS AGREEMENT IS FOUND TO BE NOT SUBJECT TO ARBITRATION, ANY LEGAL PROCEEDING WITH RESPECT TO ANY DISPUTE WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. BORROWER AND DFS WAIVE ANY RIGHT TO A JURY TRIAL IN ANY SUCH PROCEEDING.

17. GOVERNING LAW. Borrower acknowledges and agrees that this and all other agreements between Borrower and DFS have been substantially negotiated, accepted, and will be substantially performed, in the state of Michigan. Accordingly, Borrower agrees that all Disputes will be governed by, and construed in accordance with, the laws of such state, except to the extent inconsistent with the provisions of the FAA which shall control and govern all arbitration proceedings hereunder.

     IN WITNESS WHEREOF, the parties have, by their duly authorized officers, executed this Agreement as of the Effective Date.

THIS AGREEMENT CONTAINS BINDING ARBITRATION, JURY WAIVER AND PUNITIVE DAMAGES WAIVER PROVISIONS


ATTEST:                                TRAVIS BOATS & MOTORS, INC.
                                       a Texas corporation

                                       By:
------------------------------------      ------------------------------------
Assistant Secretary                       Print Name: Michael B. Perrine
Print Name: David Rogalski                Title: CFO, Secretary & Treasurer



ATTEST:                                TBC Arkansas, Inc.
                                       An Arkansas corporation

                                       By:
------------------------------------      ------------------------------------
Assistant Secretary                       Print Name: Michael B. Perrine
Print Name: David Rogalski                Title: CFO, Secretary & Treasurer


                                       36
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ATTEST:                                Travis Boating Center Arlington, Inc.
                                       a Texas corporation

                                       By:
------------------------------------      ------------------------------------
Assistant Secretary                       Print Name: Michael B. Perrine
Print Name: David Rogalski                Title: CFO, Secretary & Treasurer

ATTEST:                                Travis Boating Center Beaumont, Inc.
                                       a Texas corporation

                                       By:
------------------------------------      ------------------------------------
Assistant Secretary                       Print Name: Michael B. Perrine
Print Name: David Rogalski                Title: CFO, Secretary & Treasurer

ATTEST:                                Travis Boating Center  Oklahoma, Inc.
                                       A Texas corporation

                                       By:
------------------------------------      ------------------------------------
Assistant Secretary                       Print Name: Michael B. Perrine
Print Name: David Rogalski                Title: CFO, Secretary & Treasurer

ATTEST:                                Travis Boating Center Tennessee, Inc.
                                       a Texas corporation

                                       By:
------------------------------------      ------------------------------------
Assistant Secretary                       Print Name: Michael B. Perrine
Print Name: David Rogalski                Title: CFO, Secretary & Treasurer

ATTEST:                                Travis Snowden Marine, Inc.
                                       a Texas corporation

                                       By:
------------------------------------      -----------------------------------
Assistant Secretary                       Print Name: Michael B. Perrine
Print Name: David Rogalski                Title: CFO, Secretary & Treasurer

ATTEST:                                Falcon Marine, Inc.
                                       a Texas corporation

                                       By:
------------------------------------      -----------------------------------
Assistant Secretary                       Print Name: Michael B. Perrine
Print Name: David Rogalski                Title: CFO, Secretary & Treasurer


                                       37



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with the Commission.


ATTEST:                                Falcon Marine Abilene, Inc.
                                       a Texas corporation

                                       By:
------------------------------------      -----------------------------------
Assistant Secretary                       Print Name: Michael B. Perrine
Print Name: David Rogalski                Title: CFO, Secretary & Treasurer

ATTEST:                                Travis Boating Center of Alabama, Inc.
                                       a Texas corporation

                                       By:
------------------------------------      ------------------------------------
Assistant Secretary                       Print Name: Michael B. Perrine
Print Name: David Rogalski                Title: CFO, Secretary & Treasurer

ATTEST:                                Travis Boating Center Louisiana, Inc.
                                       a Louisiana corporation

                                       By:
------------------------------------      ------------------------------------
Assistant Secretary                       Print Name:
Print Name: David Rogalski                Title: CFO, Secretary & Treasurer

ATTEST:                                Travis Boats & Motors Baton Rouge, Inc.
                                       a Louisiana corporation

                                       By:
------------------------------------      ------------------------------------
Assistant Secretary                    Print Name: Michael B. Perrine
Print Name: David Rogalski             Title: CFO, Secretary & Treasurer

ATTEST:                                Travis Boating Center Mississippi, Inc.
                                       a Texas corporation

                                       By:
------------------------------------      ------------------------------------
Assistant Secretary                    Print Name:
Print Name: David Rogalski             Title: CFO, Secretary & Treasurer

ATTEST:                                Travis Boating Center Little Rock, Inc.
                                       An Arkansas corporation

                                       By:
------------------------------------      ------------------------------------
Assistant Secretary                    Print Name:
Print Name: David Rogalski             Title: CFO, Secretary & Treasurer


                                       38


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ATTEST:                                Red River Marine Arkansas, Inc.
                                       An Arkansas corporation

                                       By:
------------------------------------      ------------------------------------
Assistant Secretary                    Print Name:
Print Name: David Rogalski             Title: CFO, Secretary & Treasurer

ATTEST:                                Shelby Marine Center, Inc.
                                       a Tennessee corporation

                                       By:
------------------------------------      ------------------------------------
Assistant Secretary                    Print Name:
Print Name: David Rogalski             Title: CFO, Secretary & Treasurer

ATTEST:                                Shelby Marine Pickwick, LLC
                                       a Tennessee limited liability company

                                       By: Travis Boating Center Tennessee, Inc.
------------------------------------
                                       By:
Assistant Secretary                    Print Name:
Print Name: David Rogalski             Title: CFO, Secretary & Treasurer

                                       DEUTSCHE FINANCIAL SERVICES CORPORATION

                                       By:
                                       Print Name:
                                       Title:
                                       Accepted at Troy, Michigan


                                       39
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


                                INDEX OF EXHIBITS

               EXHIBIT 2.3                                Borrowing Base Certificate

               EXHIBIT 6.1.10                             President's Certificate

               EXHIBIT 6.1.11                             Secretary's Certificate of Resolution and Incumbency

               EXHIBIT 7.3                                Litigation

               EXHIBIT 7.5                                Liens

               EXHIBIT 7.7                                Subsidiaries

               EXHIBIT 7.9                                PRINCIPAL PLACE OF BUSINESS

               EXHIBIT 7.11                               FEDERAL IDENTIFICATION NUMBER

               EXHIBIT 7.17                               Collateral Locations

               EXHIBIT 7.18                               Real Property Owned or Leased

               EXHIBIT 8.1.10(c)                          LOAN AND SECURITY
                                                          AGREEMENT CERTIFICATIONS

               EXHIBIT 9.3                                COVENANT COMPLIANCE CERTIFICATE


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with the Commission.

                                   EXHIBIT 2.3

                           BORROWING BASE CERTIFICATE

Travis Boats & Motors, Inc.
Deutsche Financial Services
Borrowing Base Certificate

On Revolving Line of Credit for all Stores outside of Florida and Georgia
                           At ________________________

(1.)

(1.1) Eligible new inventory aged less than 540 days from date of invoice:                                $
                                              x (times) advance rate of 100%                                __________
                                                     = (equals) amount eligible to borrow:                $

(1.2)  Eligible new inventory aged more than 540 days but not more than 720 days
from date of invoice:                                                                                     $
                                              x (times) advance rate of 90%                                 __________
                                                     = (equals) amount eligible to borrow:                $

(2.)

(2.1) The lesser of $5MM of eligible used inventory held for not more than 365 days:                      $
                                                     x (times) advance rate of 70%                        __________
                                                     = (equals) amount eligible to borrow:                $


(3.)

The lesser of $3MM or 50% of the cost of eligible parts inventory:

                                            Total eligible parts inventory:                               $
                                                     x (times) advance rate of 50%                        __________
                                                     = (equals) amount eligible to borrow:                $

(4.)

The lesser of $8MM or 80% of the net book value of eligible accounts (Contracts in Transit):

                                            Total eligible Contracts in Transit:                                   $
                                                     x (times) advance rate of 80%                        __________
                                                     = (equals) amount eligible to borrow:                $

                           Equals Total Proposed Borrowing Base Certificate                $___________
                                    (Not to exceed $36MM)

Borrower:           Travis Boats & Motors, Inc. and subsidiaries
                    --------------------------------------------
By:
                    --------------------------------------------
Signor:
                    --------------------------------------------


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                                 EXHIBIT 6.1.10

                              OFFICER'S CERTIFICATE

      I, Michael B. Perrine, Vice President and CFO of Travis Boats & Motors, Inc., a Texas corporation, ("Borrower"), hereby certify to Deutsche Financial Services Corporation ("DFS"), in connection with the Loan and Security Agreement dated as of January 31, 2000 between Travis Boats and Motors, Inc. and its Subsidiaries set forth therein (individually, collectively, jointly and severally "Borrower") and DFS (the "Agreement"; terms defined in the Agreement are used herein as so defined), that:

       1. The representations and warranties of Borrower contained in Section 7 of the Agreement are correct on and as of the date hereof as though made on and as of such date;

       2. No event has occurred and is continuing, or would result from any Loan being made to Borrower under the Agreement on the date hereof, which constitutes a Default; and

      3. After the funding of the Loans to be made by DFS to Borrower on the date hereof, Borrower will be in full compliance with all of the terms and provisions of the Agreement.

      IN WITNESS WHEREOF, I have signed this Certificate as of the 31st day of January, 2000.

                                               TRAVIS BOATS & MOTORS, INC.

                                               By:____________________________
                                                  Title: Vice President & CFO
                                                         ---------------------

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with the Commission.

                                 EXHIBIT 6.1.10

                              OFFICER'S CERTIFICATE

      I, Michael B. Perrine, Vice President and CFO of TBC Arkansas, Inc., an Arkansas corporation, ("Borrower"), hereby certify to Deutsche Financial Services Corporation ("DFS"), in connection with the Loan and Security Agreement dated as of January 31, 2000 between Travis Boats and Motors, Inc. and its Subsidiaries set forth therein (individually, collectively, jointly and severally "Borrower") and DFS (the "Agreement"; terms defined in the Agreement are used herein as so defined), that:

       1. The representations and warranties of Borrower contained in Section 7 of the Agreement are correct on and as of the date hereof as though made on and as of such date;

       2. No event has occurred and is continuing, or would result from any Loan being made to Borrower under the Agreement on the date hereof, which constitutes a Default; and

      3. After the funding of the Loans to be made by DFS to Borrower on the date hereof, Borrower will be in full compliance with all of the terms and provisions of the Agreement.

      IN WITNESS WHEREOF, I have signed this Certificate as of the 31st day of January, 2000.

                               TBC Arkansas, Inc.

                                By:_________________________________
                                   Title: President

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with the Commission.

                                 EXHIBIT 6.1.10

                              OFFICER'S CERTIFICATE

      I, Michael B. Perrine, Vice President and CFO of Travis Boating Center Arlington, Inc., a Texas corporation, ("Borrower"), hereby certify to Deutsche Financial Services Corporation ("DFS"), in connection with the Loan and Security Agreement dated as of January 31, 2000 between Travis Boats and Motors, Inc. and its Subsidiaries set forth therein (individually, collectively, jointly and severally "Borrower") and DFS (the "Agreement"; terms defined in the Agreement are used herein as so defined), that:

       1. The representations and warranties of Borrower contained in Section 7 of the Agreement are correct on and as of the date hereof as though made on and as of such date;

       2. No event has occurred and is continuing, or would result from any Loan being made to Borrower under the Agreement on the date hereof, which constitutes a Default; and

       3. After the funding of the Loans to be made by DFS to Borrower on the date hereof, Borrower will be in full compliance with all of the terms and provisions of the Agreement.

      IN WITNESS WHEREOF, I have signed this Certificate as of the 31st day of January, 2000.

                                       Travis Boating Center Arlington, Inc.

                                       By:_________________________________
                                          Title: President

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with the Commission.

                                 EXHIBIT 6.1.10

                              OFFICER'S CERTIFICATE

      I, Michael B. Perrine, Vice President and CFO Travis Boating Center Beaumont, Inc., a Texas corporation, ("Borrower"), hereby certify to Deutsche Financial Services Corporation ("DFS"), in connection with the Loan and Security Agreement dated as of January 31, 2000 between Travis Boats and Motors, Inc. and its Subsidiaries set forth therein (individually, collectively, jointly and severally "Borrower") and DFS (the "Agreement"; terms defined in the Agreement are used herein as so defined), that:

       1. The representations and warranties of Borrower contained in Section 7 of the Agreement are correct on and as of the date hereof as though made on and as of such date;

       2. No event has occurred and is continuing, or would result from any Loan being made to Borrower under the Agreement on the date hereof, which constitutes a Default; and

       3. After the funding of the Loans to be made by DFS to Borrower on the date hereof, Borrower will be in full compliance with all of the terms and provisions of the Agreement.

      IN WITNESS WHEREOF, I have signed this Certificate as of the 31st day of January, 2000.

                                    Travis Boating Center Beaumont, Inc.

                                    By:_________________________________
                                       Title: President

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with the Commission.


                                 EXHIBIT 6.1.10

                              OFFICER'S CERTIFICATE

      I, Michael B. Perrine, Vice President and CFO of Travis Boating Center Oklahoma, Inc., a Texas corporation, ("Borrower"), hereby certify to Deutsche Financial Services Corporation ("DFS"), in connection with the Loan and Security Agreement dated as of January 31, 2000 between Travis Boats and Motors, Inc. and its Subsidiaries set forth therein (individually, collectively, jointly and severally "Borrower") and DFS (the "Agreement"; terms defined in the Agreement are used herein as so defined), that:

       1. The representations and warranties of Borrower contained in Section 7 of the Agreement are correct on and as of the date hereof as though made on and as of such date;

       2. No event has occurred and is continuing, or would result from any Loan being made to Borrower under the Agreement on the date hereof, which constitutes a Default; and

      3. After the funding of the Loans to be made by DFS to Borrower on the date hereof, Borrower will be in full compliance with all of the terms and provisions of the Agreement.

      IN WITNESS WHEREOF, I have signed this Certificate as of the 31st day of January, 2000.

                                         Travis Boating Center  Oklahoma, Inc.

                                         By:_________________________________
                                         Title: President

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with the Commission.

                                 EXHIBIT 6.1.10

                              OFFICER'S CERTIFICATE

      I, Michael B. Perrine, Vice President and CFO of Travis Boating Center Tennessee, Inc., a Texas corporation, ("Borrower"), hereby certify to Deutsche Financial Services Corporation ("DFS"), in connection with the Loan and Security Agreement dated as of January 31, 2000 between Travis Boats and Motors, Inc. and its Subsidiaries set forth therein (individually, collectively, jointly and severally "Borrower") and DFS (the "Agreement"; terms defined in the Agreement are used herein as so defined), that:

       1. The representations and warranties of Borrower contained in Section 7 of the Agreement are correct on and as of the date hereof as though made on and as of such date;

       2. No event has occurred and is continuing, or would result from any Loan being made to Borrower under the Agreement on the date hereof, which constitutes a Default; and

       3. After the funding of the Loans to be made by DFS to Borrower on the date hereof, Borrower will be in full compliance with all of the terms and provisions of the Agreement.

      IN WITNESS WHEREOF, I have signed this Certificate as of the 31st day of January, 2000.

                                    Travis Boating Center Tennessee, Inc.

                                    By:_________________________________
                                       Title: President

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with the Commission.

                                 EXHIBIT 6.1.10

                              OFFICER'S CERTIFICATE

      I, Michael B. Perrine, Vice President and CFO of Travis Snowden Marine, Inc., a Texas corporation, ("Borrower"), hereby certify to Deutsche Financial Services Corporation ("DFS"), in connection with the Loan and Security Agreement dated as of January 31, 2000 between Travis Boats and Motors, Inc. and its Subsidiaries set forth therein (individually, collectively, jointly and severally "Borrower") and DFS (the "Agreement"; terms defined in the Agreement are used herein as so defined), that:

       1. The representations and warranties of Borrower contained in Section 7 of the Agreement are correct on and as of the date hereof as though made on and as of such date;

       2. No event has occurred and is continuing, or would result from any Loan being made to Borrower under the Agreement on the date hereof, which constitutes a Default; and

       3. After the funding of the Loans to be made by DFS to Borrower on the date hereof, Borrower will be in full compliance with all of the terms and provisions of the Agreement.

      IN WITNESS WHEREOF, I have signed this Certificate as of the 31st day of January, 2000.

                                        Travis Snowden Marine, Inc.

                                        By:_________________________________
                                           Title: President

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with the Commission.

                                 EXHIBIT 6.1.10

                              OFFICER'S CERTIFICATE

      I, Michael B. Perrine, Vice President and CFO of Falcon Marine, Inc., a Texas corporation, ("Borrower"), hereby certify to Deutsche Financial Services Corporation ("DFS"), in connection with the Loan and Security Agreement dated as of January 31, 2000 between Travis Boats and Motors, Inc. and its Subsidiaries set forth therein (individually, collectively, jointly and severally "Borrower") and DFS (the "Agreement"; terms defined in the Agreement are used herein as so defined), that:

       1. The representations and warranties of Borrower contained in Section 7 of the Agreement are correct on and as of the date hereof as though made on and as of such date;

       2. No event has occurred and is continuing, or would result from any Loan being made to Borrower under the Agreement on the date hereof, which constitutes a Default; and

       3. After the funding of the Loans to be made by DFS to Borrower on the date hereof, Borrower will be in full compliance with all of the terms and provisions of the Agreement.

      IN WITNESS WHEREOF, I have signed this Certificate as of the 31st day of January, 2000.

                               Falcon Marine, Inc.

                               By:_________________________________
                                  Title: President

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                                 EXHIBIT 6.1.10

                              OFFICER'S CERTIFICATE

      I, Michael B. Perrine, Vice President and CFO of Falcon Marine Abilene, Inc., a Texas corporation, ("Borrower"), hereby certify to Deutsche Financial Services Corporation ("DFS"), in connection with the Loan and Security Agreement dated as of January 31, 2000 between Travis Boats and Motors, Inc. and its Subsidiaries set forth therein (individually, collectively, jointly and severally "Borrower") and DFS (the "Agreement"; terms defined in the Agreement are used herein as so defined), that:

       1. The representations and warranties of Borrower contained in Section 7 of the Agreement are correct on and as of the date hereof as though made on and as of such date;

       2. No event has occurred and is continuing, or would result from any Loan being made to Borrower under the Agreement on the date hereof, which constitutes a Default; and

       3. After the funding of the Loans to be made by DFS to Borrower on the date hereof, Borrower will be in full compliance with all of the terms and provisions of the Agreement.

      IN WITNESS WHEREOF, I have signed this Certificate as of the 31st day of January, 2000.

                                     Falcon Marine Abilene, Inc.

                                     By:_________________________________
                                        Title: President

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with the Commission.


                                 EXHIBIT 6.1.10

                              OFFICER'S CERTIFICATE

      I, Michael B. Perrine, Vice President and CFO of Travis Boating Center Alabama, Inc., a Texas corporation, ("Borrower"), hereby certify to Deutsche Financial Services Corporation ("DFS"), in connection with the Loan and Security Agreement dated as of January 31, 2000 between Travis Boats and Motors, Inc. and its Subsidiaries set forth therein (individually, collectively, jointly and severally "Borrower") and DFS (the "Agreement"; terms defined in the Agreement are used herein as so defined), that:

       1. The representations and warranties of Borrower contained in Section 7 of the Agreement are correct on and as of the date hereof as though made on and as of such date;

       2. No event has occurred and is continuing, or would result from any Loan being made to Borrower under the Agreement on the date hereof, which constitutes a Default; and

       3. After the funding of the Loans to be made by DFS to Borrower on the date hereof, Borrower will be in full compliance with all of the terms and provisions of the Agreement.

      IN WITNESS WHEREOF, I have signed this Certificate as of the 31st day of January, 2000.

                                          Travis Boating Center Alabama, Inc.

                                          By:_________________________________
                                             Title: President

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with the Commission.

                                 EXHIBIT 6.1.10

                              OFFICER'S CERTIFICATE

      I, Michael B. Perrine, Vice President and CFO of Travis Boating Center Louisiana, Inc., a Louisiana corporation, ("Borrower"), hereby certify to Deutsche Financial Services Corporation ("DFS"), in connection with the Loan and Security Agreement dated as of January 31, 2000 between Travis Boats and Motors, Inc. and its Subsidiaries set forth therein (individually, collectively, jointly and severally "Borrower") and DFS (the "Agreement"; terms defined in the Agreement are used herein as so defined), that:

       1. The representations and warranties of Borrower contained in Section 7 of the Agreement are correct on and as of the date hereof as though made on and as of such date;

       2. No event has occurred and is continuing, or would result from any Loan being made to Borrower under the Agreement on the date hereof, which constitutes a Default; and

       3. After the funding of the Loans to be made by DFS to Borrower on the date hereof, Borrower will be in full compliance with all of the terms and provisions of the Agreement.

      IN WITNESS WHEREOF, I have signed this Certificate as of the 31st day of January, 2000.

                                        Travis Boating Center Louisiana, Inc.

                                         By:_________________________________
                                            Title: President

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with the Commission.

                                 EXHIBIT 6.1.10

                              OFFICER'S CERTIFICATE

      I, Michael B. Perrine, Vice President and CFO of Travis Boats & Motors Baton Rouge, Inc., a Louisiana corporation, ("Borrower"), hereby certify to Deutsche Financial Services Corporation ("DFS"), in connection with the Loan and Security Agreement dated as of January 31, 2000 between Travis Boats and Motors, Inc. and its Subsidiaries set forth therein (individually, collectively, jointly and severally "Borrower") and DFS (the "Agreement"; terms defined in the Agreement are used herein as so defined), that:

       1. The representations and warranties of Borrower contained in Section 7 of the Agreement are correct on and as of the date hereof as though made on and as of such date;

       2. No event has occurred and is continuing, or would result from any Loan being made to Borrower under the Agreement on the date hereof, which constitutes a Default; and

       3. After the funding of the Loans to be made by DFS to Borrower on the date hereof, Borrower will be in full compliance with all of the terms and provisions of the Agreement.

      IN WITNESS WHEREOF, I have signed this Certificate as of the 31st day of January, 2000.

                                         Travis Boats & Motors Baton Rouge, Inc.

                                         By:_________________________________
                                            Title: President

                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.


                                 EXHIBIT 6.1.10

                              OFFICER'S CERTIFICATE

      I, Michael B. Perrine, Vice President and CFO of Travis Boating Center Mississippi, Inc., a Texas corporation, ("Borrower"), hereby certify to Deutsche Financial Services Corporation ("DFS"), in connection with the Loan and Security Agreement dated as of January 31, 2000 between Travis Boats and Motors, Inc. and its Subsidiaries set forth therein (individually, collectively, jointly and severally "Borrower") and DFS (the "Agreement"; terms defined in the Agreement are used herein as so defined), that:

       1. The representations and warranties of Borrower contained in Section 7 of the Agreement are correct on and as of the date hereof as though made on and as of such date;

       2. No event has occurred and is continuing, or would result from any Loan being made to Borrower under the Agreement on the date hereof, which constitutes a Default; and

      3. After the funding of the Loans to be made by DFS to Borrower on the date hereof, Borrower will be in full compliance with all of the terms and provisions of the Agreement.

      IN WITNESS WHEREOF, I have signed this Certificate as of the 31st day of January, 2000.

                                  Travis Boating Center Mississippi, Inc.

                                  By:_________________________________
                                     Title: President

                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.

                                 EXHIBIT 6.1.10

                              OFFICER'S CERTIFICATE

      I, Michael B. Perrine, Vice President and CFO of Travis Boating Center Little Rock, Inc., an Arkansas corporation, ("Borrower"), hereby certify to Deutsche Financial Services Corporation ("DFS"), in connection with the Loan and Security Agreement dated as of January 31, 2000 between Travis Boats and Motors, Inc. and its Subsidiaries set forth therein (individually, collectively, jointly and severally "Borrower") and DFS (the "Agreement"; terms defined in the Agreement are used herein as so defined), that:

       1. The representations and warranties of Borrower contained in Section 7 of the Agreement are correct on and as of the date hereof as though made on and as of such date;

       2. No event has occurred and is continuing, or would result from any Loan being made to Borrower under the Agreement on the date hereof, which constitutes a Default; and

       3. After the funding of the Loans to be made by DFS to Borrower on the date hereof, Borrower will be in full compliance with all of the terms and provisions of the Agreement.

      IN WITNESS WHEREOF, I have signed this Certificate as of the 31st day of January, 2000.

                              Travis Boating Center Little Rock, Inc.

                              By:_________________________________
                                 Title: President

                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.

                                 EXHIBIT 6.1.10

                              OFFICER'S CERTIFICATE

      I, Michael B. Perrine, Vice President and CFO of Red River Marine Center Arkansas, Inc., an Arkansas corporation, ("Borrower"), hereby certify to Deutsche Financial Services Corporation ("DFS"), in connection with the Loan and Security Agreement dated as of January 31, 2000 between Travis Boats and Motors, Inc. and its Subsidiaries set forth therein (individually, collectively, jointly and severally "Borrower") and DFS (the "Agreement"; terms defined in the Agreement are used herein as so defined), that:

     1. The representations and warranties of Borrower contained in Section 7 of the Agreement are correct on and as of the date hereof as though made on and as of such date;

     2. No event has occurred and is continuing, or would result from any Loan being made to Borrower under the Agreement on the date hereof, which constitutes a Default; and

     3. After the funding of the Loans to be made by DFS to Borrower on the date hereof, Borrower will be in full compliance with all of the terms and provisions of the Agreement.

      IN WITNESS WHEREOF, I have signed this Certificate as of the 31st day of January, 2000.

                                                 Red River Marine Arkansas, Inc.


                                                 By:____________________________
                                                    Title: President

                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.

                                 EXHIBIT 6.1.10

                              OFFICER'S CERTIFICATE

      I, Michael B. Perrine, Vice President and CFO of Shelby Marine Center, Inc., a Tennessee corporation, ("Borrower"), hereby certify to Deutsche Financial Services Corporation ("DFS"), in connection with the Loan and Security Agreement dated as of January 31, 2000 between Travis Boats and Motors, Inc. and its Subsidiaries set forth therein (individually, collectively, jointly and severally "Borrower") and DFS (the "Agreement"; terms defined in the Agreement are used herein as so defined), that:

     1. The representations and warranties of Borrower contained in Section 7 of the Agreement are correct on and as of the date hereof as though made on and as of such date;

     2. No event has occurred and is continuing, or would result from any Loan being made to Borrower under the Agreement on the date hereof, which constitutes a Default; and

     3. After the funding of the Loans to be made by DFS to Borrower on the date hereof, Borrower will be in full compliance with all of the terms and provisions of the Agreement.

      IN WITNESS WHEREOF, I have signed this Certificate as of the 31st day of January, 2000.

                                                      Shelby Marine Center, Inc.


                                                      By:_______________________
                                                         Title: President

                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.

                                 EXHIBIT 6.1.10

                              OFFICER'S CERTIFICATE

      I, Michael B. Perrine, Vice President and CFO of Travis Boating Center Tennessee, Inc., the sole member of Shelby Marine Pickwick, LLC, a Tennessee limited liability company, ("Borrower"), hereby certify to Deutsche Financial Services Corporation ("DFS"), in connection with the Loan and Security Agreement dated as of January 31, 2000 between Travis Boats and Motors, Inc. and its Subsidiaries set forth therein (individually, collectively, jointly and severally "Borrower") and DFS (the "Agreement"; terms defined in the Agreement are used herein as so defined), that:

     1. The representations and warranties of Borrower contained in Section 7 of the Agreement are correct on and as of the date hereof as though made on and as of such date;

     2. No event has occurred and is continuing, or would result from any Loan being made to Borrower under the Agreement on the date hereof, which constitutes a Default; and

     3. After the funding of the Loans to be made by DFS to Borrower on the date hereof, Borrower will be in full compliance with all of the terms and provisions of the Agreement.

      IN WITNESS WHEREOF, I have signed this Certificate as of the 31st day of January, 2000.

                                           Shelby Marine Pickwick, LLC



                                           Travis Boating Center Tennessee, Inc.
                                           Member


                                           By:__________________________________
                                              Title: President

                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.

                                 EXHIBIT 6.1.11

              SECRETARY'S CERTIFICATE OF RESOLUTION AND INCUMBENCY

      I certify that I am the Secretary or Assistant Secretary of the corporation named below, and that the following completely and accurately sets forth certain resolutions of the Board of Directors of the corporation adopted at a special meeting thereof held on due notice (and with shareholder approval, if required by law), at which meeting there was present a quorum authorized to transact the business described below, and that the proceedings of the meeting were in accordance with the certificate of incorporation, charter and by-laws of the corporation, and that they have not been revoked, annulled or amended in any manner whatsoever.

      Upon  motion  duly  made  and  seconded,   the  following  resolution  was
unanimously adopted after full discussion:

      "RESOLVED, That the several officers, directors, and agents of this corporation, or any one or more of them, are hereby authorized and empowered on behalf of this corporation: to obtain financing from Deutsche Financial Services Corporation ('DFS') in such amounts and on such terms as such officers, directors or agents deem proper; to enter into financing, security, pledge and other agreements with DFS relating to the terms upon which such financing may be obtained and security and/or other credit support is to be furnished by this corporation therefor; from time to time to supplement or amend any such agreements; execute and deliver any and all assignments and schedules; and from time to time to pledge, assign, mortgage, grant security interests, and otherwise transfer, to DFS as collateral security for any obligations of this corporation to DFS, whenever and however arising, any assets of this corporation, whether now owned or hereafter acquired; the Board of Directors hereby ratifying, approving and confirming all that any of said officers, directors or agents have done or may do with respect to the foregoing."

        I do further certify that the following are the names and specimen signatures of the officers and agents of said corporation so empowered and authorized, namely:

President:               Mark Walton                      /s/ Mark Walton
                         --------------------             ----------------------
                                 (Print Name)                        (Signature)

Secretary:               Michael B. Perrine               /s/ Michael B. Perrine
                         -------------------              ----------------------
                                 (Print Name)                        (Signature)

Treasurer:               Michael B. Perrine               /s/ Michael B. Perrine
                         -------------------              ----------------------
                                 (Print Name)                        (Signature)

Assistant Secretary:     David Rogalski                   /s/ David Rogalski
                         --------------------             ----------------------
                                 (Print Name)                        (Signature)

Witness by hand and seal of said corporation this 31st day of January, 2000.
  (seal)


                                                      By:_______________________
                                                         Secretary
                                                      --------------------------
                                                      Company

                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.

                                 EXHIBIT 6.1.11

              SECRETARY'S CERTIFICATE OF RESOLUTION AND INCUMBENCY

      I certify that I am the Secretary or Assistant Secretary of the corporation named below, and that the following completely and accurately sets forth certain resolutions of the Board of Directors of the corporation adopted at a special meeting thereof held on due notice (and with shareholder approval, if required by law), at which meeting there was present a quorum authorized to transact the business described below, and that the proceedings of the meeting were in accordance with the certificate of incorporation, charter and by-laws of the corporation, and that they have not been revoked, annulled or amended in any manner whatsoever.

      Upon  motion  duly  made  and  seconded,   the  following  resolution  was
unanimously adopted after full discussion:

      "RESOLVED, That the several officers, directors, and agents of this corporation, or any one or more of them, are hereby authorized and empowered on behalf of this corporation: to obtain financing from Deutsche Financial Services Corporation ('DFS') in such amounts and on such terms as such officers, directors or agents deem proper; to enter into financing, security, pledge and other agreements with DFS relating to the terms upon which such financing may be obtained and security and/or other credit support is to be furnished by this corporation therefor; from time to time to supplement or amend any such agreements; execute and deliver any and all assignments and schedules; and from time to time to pledge, assign, mortgage, grant security interests, and otherwise transfer, to DFS as collateral security for any obligations of this corporation to DFS, whenever and however arising, any assets of this corporation, whether now owned or hereafter acquired; the Board of Directors hereby ratifying, approving and confirming all that any of said officers, directors or agents have done or may do with respect to the foregoing."

        I do further certify that the following are the names and specimen signatures of the officers and agents of said corporation so empowered and authorized, namely:

President:               Mark Walton                      /s/ Mark Walton
                         --------------------             ----------------------
                                 (Print Name)                        (Signature)

Secretary:               Michael B. Perrine               /s/ Michael B. Perrine
                         -------------------              ----------------------
                                 (Print Name)                        (Signature)

Treasurer:               Michael B. Perrine               /s/ Michael B. Perrine
                         -------------------              ----------------------
                                 (Print Name)                        (Signature)

Assistant Secretary:     David Rogalski                   /s/ David Rogalski
                         --------------------             ----------------------
                                 (Print Name)                        (Signature)

Witness by hand and seal of said corporation this 31st day of January, 2000.
  (seal)


                                                      By:_______________________
                                                         Secretary
                                                      TBC Arkansas, Inc.

                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.

                                 EXHIBIT 6.1.11

              SECRETARY'S CERTIFICATE OF RESOLUTION AND INCUMBENCY

      I certify that I am the Secretary or Assistant Secretary of the corporation named below, and that the following completely and accurately sets forth certain resolutions of the Board of Directors of the corporation adopted at a special meeting thereof held on due notice (and with shareholder approval, if required by law), at which meeting there was present a quorum authorized to transact the business described below, and that the proceedings of the meeting were in accordance with the certificate of incorporation, charter and by-laws of the corporation, and that they have not been revoked, annulled or amended in any manner whatsoever.

      Upon  motion  duly  made  and  seconded,   the  following  resolution  was
unanimously adopted after full discussion:

      "RESOLVED, That the several officers, directors, and agents of this corporation, or any one or more of them, are hereby authorized and empowered on behalf of this corporation: to obtain financing from Deutsche Financial Services Corporation ('DFS') in such amounts and on such terms as such officers, directors or agents deem proper; to enter into financing, security, pledge and other agreements with DFS relating to the terms upon which such financing may be obtained and security and/or other credit support is to be furnished by this corporation therefor; from time to time to supplement or amend any such agreements; execute and deliver any and all assignments and schedules; and from time to time to pledge, assign, mortgage, grant security interests, and otherwise transfer, to DFS as collateral security for any obligations of this corporation to DFS, whenever and however arising, any assets of this corporation, whether now owned or hereafter acquired; the Board of Directors hereby ratifying, approving and confirming all that any of said officers, directors or agents have done or may do with respect to the foregoing."

        I do further certify that the following are the names and specimen signatures of the officers and agents of said corporation so empowered and authorized, namely:

President:               Mark Walton                      /s/ Mark Walton
                         --------------------             ----------------------
                                 (Print Name)                        (Signature)

Secretary:               Michael B. Perrine               /s/ Michael B. Perrine
                         -------------------              ----------------------
                                 (Print Name)                        (Signature)

Treasurer:               Michael B. Perrine               /s/ Michael B. Perrine
                         -------------------              ----------------------
                                 (Print Name)                        (Signature)

Assistant Secretary:     David Rogalski                   /s/ David Rogalski
                         --------------------             ----------------------
                                 (Print Name)                        (Signature)

Witness by hand and seal of said corporation this 31st day of January, 2000.
  (seal)


                                           By:__________________________________
                                              Secretary
                                           Travis Boating Center Arlington, Inc.

                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.

                                 EXHIBIT 6.1.11

              SECRETARY'S CERTIFICATE OF RESOLUTION AND INCUMBENCY

      I certify that I am the Secretary or Assistant Secretary of the corporation named below, and that the following completely and accurately sets forth certain resolutions of the Board of Directors of the corporation adopted at a special meeting thereof held on due notice (and with shareholder approval, if required by law), at which meeting there was present a quorum authorized to transact the business described below, and that the proceedings of the meeting were in accordance with the certificate of incorporation, charter and by-laws of the corporation, and that they have not been revoked, annulled or amended in any manner whatsoever.

      Upon  motion  duly  made  and  seconded,   the  following  resolution  was
unanimously adopted after full discussion:

      "RESOLVED, That the several officers, directors, and agents of this corporation, or any one or more of them, are hereby authorized and empowered on behalf of this corporation: to obtain financing from Deutsche Financial Services Corporation ('DFS') in such amounts and on such terms as such officers, directors or agents deem proper; to enter into financing, security, pledge and other agreements with DFS relating to the terms upon which such financing may be obtained and security and/or other credit support is to be furnished by this corporation therefor; from time to time to supplement or amend any such agreements; execute and deliver any and all assignments and schedules; and from time to time to pledge, assign, mortgage, grant security interests, and otherwise transfer, to DFS as collateral security for any obligations of this corporation to DFS, whenever and however arising, any assets of this corporation, whether now owned or hereafter acquired; the Board of Directors hereby ratifying, approving and confirming all that any of said officers, directors or agents have done or may do with respect to the foregoing."

        I do further certify that the following are the names and specimen signatures of the officers and agents of said corporation so empowered and authorized, namely:


President:               Mark Walton                      /s/ Mark Walton
                         --------------------             ----------------------
                                 (Print Name)                        (Signature)

Secretary:               Michael B. Perrine               /s/ Michael B. Perrine
                         -------------------              ----------------------
                                 (Print Name)                        (Signature)

Treasurer:               Michael B. Perrine               /s/ Michael B. Perrine
                         -------------------              ----------------------
                                 (Print Name)                        (Signature)

Assistant Secretary:     David Rogalski                   /s/ David Rogalski
                         --------------------             ----------------------
                                 (Print Name)                        (Signature)

Witness by hand and seal of said corporation this 31st day of January, 2000.
  (seal)


                                           By:__________________________________
                                              Secretary
                                           Travis Boating Center Beaumont, Inc.

                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.

                                 EXHIBIT 6.1.11

              SECRETARY'S CERTIFICATE OF RESOLUTION AND INCUMBENCY

      I certify that I am the Secretary or Assistant Secretary of the corporation named below, and that the following completely and accurately sets forth certain resolutions of the Board of Directors of the corporation adopted at a special meeting thereof held on due notice (and with shareholder approval, if required by law), at which meeting there was present a quorum authorized to transact the business described below, and that the proceedings of the meeting were in accordance with the certificate of incorporation, charter and by-laws of the corporation, and that they have not been revoked, annulled or amended in any manner whatsoever.

      Upon  motion  duly  made  and  seconded,   the  following  resolution  was
unanimously adopted after full discussion:

      "RESOLVED, That the several officers, directors, and agents of this corporation, or any one or more of them, are hereby authorized and empowered on behalf of this corporation: to obtain financing from Deutsche Financial Services Corporation ('DFS') in such amounts and on such terms as such officers, directors or agents deem proper; to enter into financing, security, pledge and other agreements with DFS relating to the terms upon which such financing may be obtained and security and/or other credit support is to be furnished by this corporation therefor; from time to time to supplement or amend any such agreements; execute and deliver any and all assignments and schedules; and from time to time to pledge, assign, mortgage, grant security interests, and otherwise transfer, to DFS as collateral security for any obligations of this corporation to DFS, whenever and however arising, any assets of this corporation, whether now owned or hereafter acquired; the Board of Directors hereby ratifying, approving and confirming all that any of said officers, directors or agents have done or may do with respect to the foregoing."

        I do further certify that the following are the names and specimen signatures of the officers and agents of said corporation so empowered and authorized, namely:


President:               Mark Walton                      /s/ Mark Walton
                         --------------------             ----------------------
                                 (Print Name)                        (Signature)

Secretary:               Michael B. Perrine               /s/ Michael B. Perrine
                         -------------------              ----------------------
                                 (Print Name)                        (Signature)

Treasurer:               Michael B. Perrine               /s/ Michael B. Perrine
                         -------------------              ----------------------
                                 (Print Name)                        (Signature)

Assistant Secretary:     David Rogalski                   /s/ David Rogalski
                         --------------------             ----------------------
                                 (Print Name)                        (Signature)

Witness by hand and seal of said corporation this 31st day of January, 2000.
  (seal)


                                           By:__________________________________
                                              Secretary
                                           Travis Boating Center Oklahoma, Inc.

                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.


                                 EXHIBIT 6.1.11

              SECRETARY'S CERTIFICATE OF RESOLUTION AND INCUMBENCY

      I certify that I am the Secretary or Assistant Secretary of the corporation named below, and that the following completely and accurately sets forth certain resolutions of the Board of Directors of the corporation adopted at a special meeting thereof held on due notice (and with shareholder approval, if required by law), at which meeting there was present a quorum authorized to transact the business described below, and that the proceedings of the meeting were in accordance with the certificate of incorporation, charter and by-laws of the corporation, and that they have not been revoked, annulled or amended in any manner whatsoever.

      Upon  motion  duly  made  and  seconded,   the  following  resolution  was
unanimously adopted after full discussion:

      "RESOLVED, That the several officers, directors, and agents of this corporation, or any one or more of them, are hereby authorized and empowered on behalf of this corporation: to obtain financing from Deutsche Financial Services Corporation ('DFS') in such amounts and on such terms as such officers, directors or agents deem proper; to enter into financing, security, pledge and other agreements with DFS relating to the terms upon which such financing may be obtained and security and/or other credit support is to be furnished by this corporation therefor; from time to time to supplement or amend any such agreements; execute and deliver any and all assignments and schedules; and from time to time to pledge, assign, mortgage, grant security interests, and otherwise transfer, to DFS as collateral security for any obligations of this corporation to DFS, whenever and however arising, any assets of this corporation, whether now owned or hereafter acquired; the Board of Directors hereby ratifying, approving and confirming all that any of said officers, directors or agents have done or may do with respect to the foregoing."

        I do further certify that the following are the names and specimen signatures of the officers and agents of said corporation so empowered and authorized, namely:


President:               Mark Walton                      /s/ Mark Walton
                         --------------------             ----------------------
                                 (Print Name)                        (Signature)

Secretary:               Michael B. Perrine               /s/ Michael B. Perrine
                         -------------------              ----------------------
                                 (Print Name)                        (Signature)

Treasurer:               Michael B. Perrine               /s/ Michael B. Perrine
                         -------------------              ----------------------
                                 (Print Name)                        (Signature)

Assistant Secretary:     David Rogalski                   /s/ David Rogalski
                         --------------------             ----------------------
                                 (Print Name)                        (Signature)

Witness by hand and seal of said corporation this 31st day of January, 2000.
  (seal)


                                           By:__________________________________
                                              Secretary
                                           Travis Boating Center Tennessee, Inc.

                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.

                                 EXHIBIT 6.1.11

              SECRETARY'S CERTIFICATE OF RESOLUTION AND INCUMBENCY

      I certify that I am the Secretary or Assistant Secretary of the corporation named below, and that the following completely and accurately sets forth certain resolutions of the Board of Directors of the corporation adopted at a special meeting thereof held on due notice (and with shareholder approval, if required by law), at which meeting there was present a quorum authorized to transact the business described below, and that the proceedings of the meeting were in accordance with the certificate of incorporation, charter and by-laws of the corporation, and that they have not been revoked, annulled or amended in any manner whatsoever.

      Upon  motion  duly  made  and  seconded,   the  following  resolution  was
unanimously adopted after full discussion:

      "RESOLVED, That the several officers, directors, and agents of this corporation, or any one or more of them, are hereby authorized and empowered on behalf of this corporation: to obtain financing from Deutsche Financial Services Corporation ('DFS') in such amounts and on such terms as such officers, directors or agents deem proper; to enter into financing, security, pledge and other agreements with DFS relating to the terms upon which such financing may be obtained and security and/or other credit support is to be furnished by this corporation therefor; from time to time to supplement or amend any such agreements; execute and deliver any and all assignments and schedules; and from time to time to pledge, assign, mortgage, grant security interests, and otherwise transfer, to DFS as collateral security for any obligations of this corporation to DFS, whenever and however arising, any assets of this corporation, whether now owned or hereafter acquired; the Board of Directors hereby ratifying, approving and confirming all that any of said officers, directors or agents have done or may do with respect to the foregoing."

        I do further certify that the following are the names and specimen signatures of the officers and agents of said corporation so empowered and authorized, namely:


President:               Mark Walton                      /s/ Mark Walton
                         --------------------             ----------------------
                                 (Print Name)                        (Signature)

Secretary:               Michael B. Perrine               /s/ Michael B. Perrine
                         -------------------              ----------------------
                                 (Print Name)                        (Signature)

Treasurer:               Michael B. Perrine               /s/ Michael B. Perrine
                         -------------------              ----------------------
                                 (Print Name)                        (Signature)

Assistant Secretary:     David Rogalski                   /s/ David Rogalski
                         --------------------             ----------------------
                                 (Print Name)                        (Signature)

Witness by hand and seal of said corporation this 31st day of January, 2000.
  (seal)


                                           By:__________________________________
                                              Secretary
                                           Travis Snowden Marine, Inc.

                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.

                                 EXHIBIT 6.1.11

              SECRETARY'S CERTIFICATE OF RESOLUTION AND INCUMBENCY

      I certify that I am the Secretary or Assistant Secretary of the corporation named below, and that the following completely and accurately sets forth certain resolutions of the Board of Directors of the corporation adopted at a special meeting thereof held on due notice (and with shareholder approval, if required by law), at which meeting there was present a quorum authorized to transact the business described below, and that the proceedings of the meeting were in accordance with the certificate of incorporation, charter and by-laws of the corporation, and that they have not been revoked, annulled or amended in any manner whatsoever.

      Upon  motion  duly  made  and  seconded,   the  following  resolution  was
unanimously adopted after full discussion:

      "RESOLVED, That the several officers, directors, and agents of this corporation, or any one or more of them, are hereby authorized and empowered on behalf of this corporation: to obtain financing from Deutsche Financial Services Corporation ('DFS') in such amounts and on such terms as such officers, directors or agents deem proper; to enter into financing, security, pledge and other agreements with DFS relating to the terms upon which such financing may be obtained and security and/or other credit support is to be furnished by this corporation therefor; from time to time to supplement or amend any such agreements; execute and deliver any and all assignments and schedules; and from time to time to pledge, assign, mortgage, grant security interests, and otherwise transfer, to DFS as collateral security for any obligations of this corporation to DFS, whenever and however arising, any assets of this corporation, whether now owned or hereafter acquired; the Board of Directors hereby ratifying, approving and confirming all that any of said officers, directors or agents have done or may do with respect to the foregoing."

        I do further certify that the following are the names and specimen signatures of the officers and agents of said corporation so empowered and authorized, namely:



President:               Mark Walton                      /s/ Mark Walton
                         --------------------             ----------------------
                                 (Print Name)                        (Signature)

Secretary:               Michael B. Perrine               /s/ Michael B. Perrine
                         -------------------              ----------------------
                                 (Print Name)                        (Signature)

Treasurer:               Michael B. Perrine               /s/ Michael B. Perrine
                         -------------------              ----------------------
                                 (Print Name)                        (Signature)

Assistant Secretary:     David Rogalski                   /s/ David Rogalski
                         --------------------             ----------------------
                                 (Print Name)                        (Signature)

Witness by hand and seal of said corporation this 31st day of January, 2000.
  (seal)


                                           By:__________________________________
                                              Secretary
                                           Falcon Marine, Inc.

                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.

                                 EXHIBIT 6.1.11

              SECRETARY'S CERTIFICATE OF RESOLUTION AND INCUMBENCY

      I certify that I am the Secretary or Assistant Secretary of the corporation named below, and that the following completely and accurately sets forth certain resolutions of the Board of Directors of the corporation adopted at a special meeting thereof held on due notice (and with shareholder approval, if required by law), at which meeting there was present a quorum authorized to transact the business described below, and that the proceedings of the meeting were in accordance with the certificate of incorporation, charter and by-laws of the corporation, and that they have not been revoked, annulled or amended in any manner whatsoever.

      Upon  motion  duly  made  and  seconded,   the  following  resolution  was
unanimously adopted after full discussion:

      "RESOLVED, That the several officers, directors, and agents of this corporation, or any one or more of them, are hereby authorized and empowered on behalf of this corporation: to obtain financing from Deutsche Financial Services Corporation ('DFS') in such amounts and on such terms as such officers, directors or agents deem proper; to enter into financing, security, pledge and other agreements with DFS relating to the terms upon which such financing may be obtained and security and/or other credit support is to be furnished by this corporation therefor; from time to time to supplement or amend any such agreements; execute and deliver any and all assignments and schedules; and from time to time to pledge, assign, mortgage, grant security interests, and otherwise transfer, to DFS as collateral security for any obligations of this corporation to DFS, whenever and however arising, any assets of this corporation, whether now owned or hereafter acquired; the Board of Directors hereby ratifying, approving and confirming all that any of said officers, directors or agents have done or may do with respect to the foregoing."

        I do further certify that the following are the names and specimen signatures of the officers and agents of said corporation so empowered and authorized, namely:


President:               Mark Walton                      /s/ Mark Walton
                         --------------------             ----------------------
                                 (Print Name)                        (Signature)

Secretary:               Michael B. Perrine               /s/ Michael B. Perrine
                         -------------------              ----------------------
                                 (Print Name)                        (Signature)

Treasurer:               Michael B. Perrine               /s/ Michael B. Perrine
                         -------------------              ----------------------
                                 (Print Name)                        (Signature)

Assistant Secretary:     David Rogalski                   /s/ David Rogalski
                         --------------------             ----------------------
                                 (Print Name)                        (Signature)

Witness by hand and seal of said corporation this 31st day of January, 2000.
  (seal)


                                           By:__________________________________
                                              Secretary
                                           Falcon Marine Abilene, Inc.

                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.


                                 EXHIBIT 6.1.11

              SECRETARY'S CERTIFICATE OF RESOLUTION AND INCUMBENCY

      I certify that I am the Secretary or Assistant Secretary of the corporation named below, and that the following completely and accurately sets forth certain resolutions of the Board of Directors of the corporation adopted at a special meeting thereof held on due notice (and with shareholder approval, if required by law), at which meeting there was present a quorum authorized to transact the business described below, and that the proceedings of the meeting were in accordance with the certificate of incorporation, charter and by-laws of the corporation, and that they have not been revoked, annulled or amended in any manner whatsoever.

      Upon  motion  duly  made  and  seconded,   the  following  resolution  was
unanimously adopted after full discussion:

      "RESOLVED, That the several officers, directors, and agents of this corporation, or any one or more of them, are hereby authorized and empowered on behalf of this corporation: to obtain financing from Deutsche Financial Services Corporation ('DFS') in such amounts and on such terms as such officers, directors or agents deem proper; to enter into financing, security, pledge and other agreements with DFS relating to the terms upon which such financing may be obtained and security and/or other credit support is to be furnished by this corporation therefor; from time to time to supplement or amend any such agreements; execute and deliver any and all assignments and schedules; and from time to time to pledge, assign, mortgage, grant security interests, and otherwise transfer, to DFS as collateral security for any obligations of this corporation to DFS, whenever and however arising, any assets of this corporation, whether now owned or hereafter acquired; the Board of Directors hereby ratifying, approving and confirming all that any of said officers, directors or agents have done or may do with respect to the foregoing."

        I do further certify that the following are the names and specimen signatures of the officers and agents of said corporation so empowered and authorized, namely:



President:               Mark Walton                      /s/ Mark Walton
                         --------------------             ----------------------
                                 (Print Name)                        (Signature)

Secretary:               Michael B. Perrine               /s/ Michael B. Perrine
                         -------------------              ----------------------
                                 (Print Name)                        (Signature)

Treasurer:               Michael B. Perrine               /s/ Michael B. Perrine
                         -------------------              ----------------------
                                 (Print Name)                        (Signature)

Assistant Secretary:     David Rogalski                   /s/ David Rogalski
                         --------------------             ----------------------
                                 (Print Name)                        (Signature)

Witness by hand and seal of said corporation this 31st day of January, 2000.
  (seal)


                                           By:__________________________________
                                              Secretary
                                           Travis Boating Center Alabama, Inc.

                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.

                                 EXHIBIT 6.1.11

              SECRETARY'S CERTIFICATE OF RESOLUTION AND INCUMBENCY

      I certify that I am the Secretary or Assistant Secretary of the corporation named below, and that the following completely and accurately sets forth certain resolutions of the Board of Directors of the corporation adopted at a special meeting thereof held on due notice (and with shareholder approval, if required by law), at which meeting there was present a quorum authorized to transact the business described below, and that the proceedings of the meeting were in accordance with the certificate of incorporation, charter and by-laws of the corporation, and that they have not been revoked, annulled or amended in any manner whatsoever.

      Upon  motion  duly  made  and  seconded,   the  following  resolution  was
unanimously adopted after full discussion:

      "RESOLVED, That the several officers, directors, and agents of this corporation, or any one or more of them, are hereby authorized and empowered on behalf of this corporation: to obtain financing from Deutsche Financial Services Corporation ('DFS') in such amounts and on such terms as such officers, directors or agents deem proper; to enter into financing, security, pledge and other agreements with DFS relating to the terms upon which such financing may be obtained and security and/or other credit support is to be furnished by this corporation therefor; from time to time to supplement or amend any such agreements; execute and deliver any and all assignments and schedules; and from time to time to pledge, assign, mortgage, grant security interests, and otherwise transfer, to DFS as collateral security for any obligations of this corporation to DFS, whenever and however arising, any assets of this corporation, whether now owned or hereafter acquired; the Board of Directors hereby ratifying, approving and confirming all that any of said officers, directors or agents have done or may do with respect to the foregoing."

        I do further certify that the following are the names and specimen signatures of the officers and agents of said corporation so empowered and authorized, namely:

President:               Mark Walton                      /s/ Mark Walton
                         --------------------             ----------------------
                                 (Print Name)                        (Signature)

Secretary:               Michael B. Perrine               /s/ Michael B. Perrine
                         -------------------              ----------------------
                                 (Print Name)                        (Signature)

Treasurer:               Michael B. Perrine               /s/ Michael B. Perrine
                         -------------------              ----------------------
                                 (Print Name)                        (Signature)

Assistant Secretary:     David Rogalski                   /s/ David Rogalski
                         --------------------             ----------------------
                                 (Print Name)                        (Signature)

Witness by hand and seal of said corporation this 31st day of January, 2000.
  (seal)


                                           By:__________________________________
                                              Secretary
                                           Travis Boating Center Louisiana, Inc.

                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.

                                 EXHIBIT 6.1.11

              SECRETARY'S CERTIFICATE OF RESOLUTION AND INCUMBENCY

      I certify that I am the Secretary or Assistant Secretary of the corporation named below, and that the following completely and accurately sets forth certain resolutions of the Board of Directors of the corporation adopted at a special meeting thereof held on due notice (and with shareholder approval, if required by law), at which meeting there was present a quorum authorized to transact the business described below, and that the proceedings of the meeting were in accordance with the certificate of incorporation, charter and by-laws of the corporation, and that they have not been revoked, annulled or amended in any manner whatsoever.

      Upon  motion  duly  made  and  seconded,   the  following  resolution  was
unanimously adopted after full discussion:

      "RESOLVED, That the several officers, directors, and agents of this corporation, or any one or more of them, are hereby authorized and empowered on behalf of this corporation: to obtain financing from Deutsche Financial Services Corporation ('DFS') in such amounts and on such terms as such officers, directors or agents deem proper; to enter into financing, security, pledge and other agreements with DFS relating to the terms upon which such financing may be obtained and security and/or other credit support is to be furnished by this corporation therefor; from time to time to supplement or amend any such agreements; execute and deliver any and all assignments and schedules; and from time to time to pledge, assign, mortgage, grant security interests, and otherwise transfer, to DFS as collateral security for any obligations of this corporation to DFS, whenever and however arising, any assets of this corporation, whether now owned or hereafter acquired; the Board of Directors hereby ratifying, approving and confirming all that any of said officers, directors or agents have done or may do with respect to the foregoing."

        I do further certify that the following are the names and specimen signatures of the officers and agents of said corporation so empowered and authorized, namely:

President:               Mark Walton                      /s/ Mark Walton
                         --------------------             ----------------------
                                 (Print Name)                        (Signature)

Secretary:               Michael B. Perrine               /s/ Michael B. Perrine
                         -------------------              ----------------------
                                 (Print Name)                        (Signature)

Treasurer:               Michael B. Perrine               /s/ Michael B. Perrine
                         -------------------              ----------------------
                                 (Print Name)                        (Signature)

Assistant Secretary:     David Rogalski                   /s/ David Rogalski
                         --------------------             ----------------------
                                 (Print Name)                        (Signature)

Witness by hand and seal of said corporation this 31st day of January, 2000.
  (seal)


                                         By:____________________________________
                                            Secretary
                                         Travis Boats & Motors Baton Rouge, Inc.

                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.


                                 EXHIBIT 6.1.11

              SECRETARY'S CERTIFICATE OF RESOLUTION AND INCUMBENCY

      I certify that I am the Secretary or Assistant Secretary of the corporation named below, and that the following completely and accurately sets forth certain resolutions of the Board of Directors of the corporation adopted at a special meeting thereof held on due notice (and with shareholder approval, if required by law), at which meeting there was present a quorum authorized to transact the business described below, and that the proceedings of the meeting were in accordance with the certificate of incorporation, charter and by-laws of the corporation, and that they have not been revoked, annulled or amended in any manner whatsoever.

      Upon  motion  duly  made  and  seconded,   the  following  resolution  was
unanimously adopted after full discussion:

      "RESOLVED, That the several officers, directors, and agents of this corporation, or any one or more of them, are hereby authorized and empowered on behalf of this corporation: to obtain financing from Deutsche Financial Services Corporation ('DFS') in such amounts and on such terms as such officers, directors or agents deem proper; to enter into financing, security, pledge and other agreements with DFS relating to the terms upon which such financing may be obtained and security and/or other credit support is to be furnished by this corporation therefor; from time to time to supplement or amend any such agreements; execute and deliver any and all assignments and schedules; and from time to time to pledge, assign, mortgage, grant security interests, and otherwise transfer, to DFS as collateral security for any obligations of this corporation to DFS, whenever and however arising, any assets of this corporation, whether now owned or hereafter acquired; the Board of Directors hereby ratifying, approving and confirming all that any of said officers, directors or agents have done or may do with respect to the foregoing."

        I do further certify that the following are the names and specimen signatures of the officers and agents of said corporation so empowered and authorized, namely:

President:               Mark Walton                      /s/ Mark Walton
                         --------------------             ----------------------
                                 (Print Name)                        (Signature)

Secretary:               Michael B. Perrine               /s/ Michael B. Perrine
                         -------------------              ----------------------
                                 (Print Name)                        (Signature)

Treasurer:               Michael B. Perrine               /s/ Michael B. Perrine
                         -------------------              ----------------------
                                 (Print Name)                        (Signature)

Assistant Secretary:     David Rogalski                   /s/ David Rogalski
                         --------------------             ----------------------
                                 (Print Name)                        (Signature)

Witness by hand and seal of said corporation this 31st day of January, 2000.
  (seal)


                                         By:____________________________________
                                            Secretary
                                         Travis Boating Center Mississippi, Inc.

                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.


                                 EXHIBIT 6.1.11

              SECRETARY'S CERTIFICATE OF RESOLUTION AND INCUMBENCY

      I certify that I am the Secretary or Assistant Secretary of the corporation named below, and that the following completely and accurately sets forth certain resolutions of the Board of Directors of the corporation adopted at a special meeting thereof held on due notice (and with shareholder approval, if required by law), at which meeting there was present a quorum authorized to transact the business described below, and that the proceedings of the meeting were in accordance with the certificate of incorporation, charter and by-laws of the corporation, and that they have not been revoked, annulled or amended in any manner whatsoever.

      Upon  motion  duly  made  and  seconded,   the  following  resolution  was
unanimously adopted after full discussion:

      "RESOLVED, That the several officers, directors, and agents of this corporation, or any one or more of them, are hereby authorized and empowered on behalf of this corporation: to obtain financing from Deutsche Financial Services Corporation ('DFS') in such amounts and on such terms as such officers, directors or agents deem proper; to enter into financing, security, pledge and other agreements with DFS relating to the terms upon which such financing may be obtained and security and/or other credit support is to be furnished by this corporation therefor; from time to time to supplement or amend any such agreements; execute and deliver any and all assignments and schedules; and from time to time to pledge, assign, mortgage, grant security interests, and otherwise transfer, to DFS as collateral security for any obligations of this corporation to DFS, whenever and however arising, any assets of this corporation, whether now owned or hereafter acquired; the Board of Directors hereby ratifying, approving and confirming all that any of said officers, directors or agents have done or may do with respect to the foregoing."

        I do further certify that the following are the names and specimen signatures of the officers and agents of said corporation so empowered and authorized, namely:


President:               Mark Walton                      /s/ Mark Walton
                         --------------------             ----------------------
                                 (Print Name)                        (Signature)

Secretary:               Michael B. Perrine               /s/ Michael B. Perrine
                         -------------------              ----------------------
                                 (Print Name)                        (Signature)

Treasurer:               Michael B. Perrine               /s/ Michael B. Perrine
                         -------------------              ----------------------
                                 (Print Name)                        (Signature)

Assistant Secretary:     David Rogalski                   /s/ David Rogalski
                         --------------------             ----------------------
                                 (Print Name)                        (Signature)

Witness by hand and seal of said corporation this 31st day of January, 2000.
  (seal)


                                         By:____________________________________
                                            Secretary
                                         Travis Boating Center Little Rock, Inc.

                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.

                                 EXHIBIT 6.1.11

              SECRETARY'S CERTIFICATE OF RESOLUTION AND INCUMBENCY

      I certify that I am the Secretary or Assistant Secretary of the corporation named below, and that the following completely and accurately sets forth certain resolutions of the Board of Directors of the corporation adopted at a special meeting thereof held on due notice (and with shareholder approval, if required by law), at which meeting there was present a quorum authorized to transact the business described below, and that the proceedings of the meeting were in accordance with the certificate of incorporation, charter and by-laws of the corporation, and that they have not been revoked, annulled or amended in any manner whatsoever.

      Upon  motion  duly  made  and  seconded,   the  following  resolution  was
unanimously adopted after full discussion:

      "RESOLVED, That the several officers, directors, and agents of this corporation, or any one or more of them, are hereby authorized and empowered on behalf of this corporation: to obtain financing from Deutsche Financial Services Corporation ('DFS') in such amounts and on such terms as such officers, directors or agents deem proper; to enter into financing, security, pledge and other agreements with DFS relating to the terms upon which such financing may be obtained and security and/or other credit support is to be furnished by this corporation therefor; from time to time to supplement or amend any such agreements; execute and deliver any and all assignments and schedules; and from time to time to pledge, assign, mortgage, grant security interests, and otherwise transfer, to DFS as collateral security for any obligations of this corporation to DFS, whenever and however arising, any assets of this corporation, whether now owned or hereafter acquired; the Board of Directors hereby ratifying, approving and confirming all that any of said officers, directors or agents have done or may do with respect to the foregoing."

        I do further certify that the following are the names and specimen signatures of the officers and agents of said corporation so empowered and authorized, namely:


President:               Mark Walton                      /s/ Mark Walton
                         --------------------             ----------------------
                                 (Print Name)                        (Signature)

Secretary:               Michael B. Perrine               /s/ Michael B. Perrine
                         -------------------              ----------------------
                                 (Print Name)                        (Signature)

Treasurer:               Michael B. Perrine               /s/ Michael B. Perrine
                         -------------------              ----------------------
                                 (Print Name)                        (Signature)

Assistant Secretary:     David Rogalski                   /s/ David Rogalski
                         --------------------             ----------------------
                                 (Print Name)                        (Signature)

Witness by hand and seal of said corporation this 31st day of January, 2000.
  (seal)


                                         By:____________________________________
                                            Secretary
                                         Red River Marine Arkansas, Inc.

                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.

                                 EXHIBIT 6.1.11

              SECRETARY'S CERTIFICATE OF RESOLUTION AND INCUMBENCY

      I certify that I am the Secretary or Assistant Secretary of the corporation named below, and that the following completely and accurately sets forth certain resolutions of the Board of Directors of the corporation adopted at a special meeting thereof held on due notice (and with shareholder approval, if required by law), at which meeting there was present a quorum authorized to transact the business described below, and that the proceedings of the meeting were in accordance with the certificate of incorporation, charter and by-laws of the corporation, and that they have not been revoked, annulled or amended in any manner whatsoever.

      Upon  motion  duly  made  and  seconded,   the  following  resolution  was
unanimously adopted after full discussion:

      "RESOLVED, That the several officers, directors, and agents of this corporation, or any one or more of them, are hereby authorized and empowered on behalf of this corporation: to obtain financing from Deutsche Financial Services Corporation ('DFS') in such amounts and on such terms as such officers, directors or agents deem proper; to enter into financing, security, pledge and other agreements with DFS relating to the terms upon which such financing may be obtained and security and/or other credit support is to be furnished by this corporation therefor; from time to time to supplement or amend any such agreements; execute and deliver any and all assignments and schedules; and from time to time to pledge, assign, mortgage, grant security interests, and otherwise transfer, to DFS as collateral security for any obligations of this corporation to DFS, whenever and however arising, any assets of this corporation, whether now owned or hereafter acquired; the Board of Directors hereby ratifying, approving and confirming all that any of said officers, directors or agents have done or may do with respect to the foregoing."

        I do further certify that the following are the names and specimen signatures of the officers and agents of said corporation so empowered and authorized, namely:


President:               Mark Walton                      /s/ Mark Walton
                         --------------------             ----------------------
                                 (Print Name)                        (Signature)

Secretary:               Michael B. Perrine               /s/ Michael B. Perrine
                         -------------------              ----------------------
                                 (Print Name)                        (Signature)

Treasurer:               Michael B. Perrine               /s/ Michael B. Perrine
                         -------------------              ----------------------
                                 (Print Name)                        (Signature)

Assistant Secretary:     David Rogalski                   /s/ David Rogalski
                         --------------------             ----------------------
                                 (Print Name)                        (Signature)

Witness by hand and seal of said corporation this 31st day of January, 2000.
  (seal)


                                         By:____________________________________
                                            Secretary
                                         Shelby Marine Center, Inc.

                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.

                                   EXHIBIT 7.3

                                   LITIGATION

                                      NONE

                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.


                                   EXHIBIT 7.5

                                      LIENS

                          [To be provided by Borrower]

                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.



                                   EXHIBIT 7.7

                                  SUBSIDIARIES

                          [To be provided by Borrower]

                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.

                                   EXHIBIT 7.9


                           Principal Place of Business

         Borrower                                         Chief Executive Office & Principal Place of Business

Travis Boats & Motors, Inc.                               5000 Plaza on the Lake, Suite 250, Austin, TX  78746

TBC Arkansas, Inc.                                        5000 Plaza on the Lake, Suite 250, Austin, TX  78746

Travis Boating Center Arlington, Inc.                     5000 Plaza on the Lake, Suite 250, Austin, TX  78746

Travis Boating Center Beaumont, Inc.                      5000 Plaza on the Lake, Suite 250, Austin, TX  78746

Travis Boating Center  Oklahoma, Inc.                     5000 Plaza on the Lake, Suite 250, Austin, TX  78746

Travis Boating Center Tennessee, Inc.                     5000 Plaza on the Lake, Suite 250, Austin, TX  78746

Travis Snowden Marine, Inc.                               5000 Plaza on the Lake, Suite 250, Austin, TX  78746

Falcon Marine, Inc.                                       5000 Plaza on the Lake, Suite 250, Austin, TX  78746

Falcon Marine Abilene, Inc.                               5000 Plaza on the Lake, Suite 250, Austin, TX  78746

Travis Boating Center Alabama, Inc.                       5000 Plaza on the Lake, Suite 250, Austin, TX  78746

Travis Boating Center Louisiana, Inc.                     5000 Plaza on the Lake, Suite 250, Austin, TX  78746

Travis Boats & Motors Baton Rouge, Inc.                   5000 Plaza on the Lake, Suite 250, Austin, TX  78746

Travis Boating Center Mississippi, Inc.                   5000 Plaza on the Lake, Suite 250, Austin, TX  78746



                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.

                                  EXHIBIT 7.11

                          Federal Identification Number

            Borrower                               Federal Identification Number

Travis Boats & Motors, Inc.                                   74-2024798

TBC Arkansas, Inc.                                            71-0778068

Travis Boating Center Arlington, Inc.                         74-2729924

Travis Boating Center Beaumont, Inc.                          76-0417965

Travis Boating Center  Oklahoma, Inc.                         73-1537894

Travis Boating Center Tennessee, Inc.                         62-1657878

Travis Snowden Marine, Inc.                                   75-1904801

Falcon Marine, Inc.                                           75-1855086

Falcon Marine Abilene, Inc.                                   75-2294963

Travis Boating Center Alabama, Inc.                           63-1178164

Travis Boating Center Louisiana, Inc.                         72-1309885

Travis Boats & Motors Baton Rouge, Inc.                       72-1224466

Travis Boating Center Mississippi, Inc.                       74-2836226

                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.

                                 EXHIBIT 7.17

                              COLLATERAL LOCATIONS

Borrower                               Addresses

Travis Boats & Motors, Inc.            13045 Research Blvd., Austin, TX 78750
                                       7530 North Freeway, Houston, TX 77037
                                       12300 IH 10 West, San Antonio, TX 78230

Travis Boating Center Alabama, Inc.    4120 Florence Blvd. (Rt. 7, Box 1),
                                         Florence, AL 35634 (35630)
                                       2006 Fisher Street, Huntsville, AL 35803

TBC Arkansas, Inc.                     2001 Hwy. 25 North, Heber Springs, AR
                                         72543
                                       3034 Albert Pike, Hot Springs, AR 71913
                                       6500 S. University Avenue, Little Rock,
                                         AR 72209
                                       120 Grider Field Ladd Road, Pine Bluff,
                                         AR 71601

Travis Boats & Motors Baton Rouge,
     Inc.                              14369 Florida Blvd., Baton Rouge, LA
                                         70819

Travis Boating Center Louisiana, Inc.  3725 East Texas, Bossier City, LA 71111
                                       1700 E. Main Street, New Iberia, LA 70560
                                       10567 W. Airline Dr., St. Rose, LA 70087

Travis Boating Center Mississippi,
     Inc.                              4929 Denny Highway, Pascagoula, MS 39581

Travis Boating Center Oklahoma, Inc.   2100 SW Hwy 66, Claremore, OK 74017

Travis Boating Center Tennessee, Inc.  10080 Highway 57 S., Counce, TN 38365
                                       6737 Summer Ave., Memphis, TN 38134
                                       1089 W. Main Street, Hendersonville, TN
                                         37075
                                       1820 W. Lamar Alexander Pkwy., Maryville,
                                         TN 37801
                                       38 Marina Lane, Winchester, TN 37398

Falcon Marine Abilene, Inc.            1201 East Highway 80, Abilene, TX 79601

Travis Boating Center Arlington, Inc.  1900 E. Division, Arlington, TX 76011

Travis Boating Center Beaumont         7660 College St., Beaumont, TX 77707

Travis Snowden Marine, Inc.            1320 S. Stemmons, Lewisville, TX 75067

Falcon Marine, Inc.                    1920 N. Loop 250 W., Midland, TX 79707

                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.

                                  EXHIBIT 7.18


                          REAL PROPERTY OWNED OR LEASED

Borrower                                    Addresses                                                  Owned/Leased

Travis Boats & Motors, Inc.                 13045 Research Blvd., Austin, TX 78750                     Owned
                                            7530 North Freeway, Houston, TX 77037                      Leased
                                            12300 IH 10 West, San Antonio, TX 78230                    Owned

Travis Boating Center Alabama, Inc.         4120 Florence Blvd. (Rt. 7, Box 1),
                                                      Florence, AL 35634 (35630)                       Leased
                                            2006 Fisher Street, Huntsville, AL 35803                   Leased

TBC Arkansas, Inc.                          2001 Hwy. 25 North, Heber Springs, AR 72543                Leased
                                            3034 Albert Pike, Hot Springs, AR  71913                   Owned
                                            6500 S. University Avenue, Little Rock, AR 72209           Owned
                                            120 Grider Field Ladd Road, Pine Bluff, AR 71601           Leased

Travis Boats & Motors
       Baton Rouge, Inc.                    14369 Florida Blvd., Baton Rouge, LA 70819                 Owned

Travis Boating Center Louisiana, Inc.       3725 East Texas, Bossier City, LA 71111                    Owned
                                            1700 E. Main Street, New Iberia, LA 70560                  Leased
                                            10567 W. Airline Dr., St. Rose, LA 70087                   Leased

Travis Boating Center Mississippi, Inc.     4929 Denny Highway, Pascagoula, MS 39581                   Owned

Travis Boating Center Oklahoma, Inc.        2100 SW Hwy 66, Claremore, OK 74017                        Owned

Travis Boating Center Tennessee, Inc.       10080 Highway 57 S., Counce, TN 38365                      Leased
                                            6737 Summer Ave., Memphis, TN 38134                        Leased
                                            1089 W. Main Street, Hendersonville, TN 37075              Leased
                                            1820 W. Lamar Alexander Pkwy., Maryville, TN 37801         Leased
                                            38 Marina Lane, Winchester, TN 37398                       Leased

Falcon Marine Abilene, Inc.                 1201 East Highway 80, Abilene, TX 79601                    Owned

Travis Boating Center Arlington, Inc.       1900 E. Division, Arlington, TX 76011                      Leased

Travis Boating Center Beaumont              7660 College St., Beaumont, TX 77707                       Owned

Travis Snowden Marine, Inc.                 1320 S. Stemmons, Lewisville, TX 75067                     Owned

Falcon Marine, Inc.                         1920 N. Loop 250 W., Midland, TX 79707                     Owned


                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.



                                EXHIBIT 8.1.10(c)

                   LOAN AND SECURITY AGREEMENT CERTIFICATIONS

                                   AS OF , 20

     In accordance with Section 8.1.10(c) of the Loan and Security Agreement dated as of January 31, 2000 ("Agreement"), among Travis Boats & Motors, Inc. and its Subsidiaries listed therein (individually, collectively, jointly and severally "Borrower") and Deutsche Financial Services Corporation, I certify that:

            (i) all Borrower prepared quarterly financial statements (Consolidated Balance Sheet and Consolidated Statement of Operations) for the quarter ending _______________, 20__, all unaudited, fairly present the financial position and results of operations of Borrower and its Subsidiaries and have been prepared in accordance with generally accepted accounting principles consistently applied.

            (ii) to the best of my knowledge, and after review of the Agreement, Borrower has kept, observed, performed and fulfilled each and every covenant, obligation and agreement binding upon Borrower under the Agreement and that no Default has occurred.

                                     Travis Boats & Motors, Inc.
                                     a Texas corporation

                                     On Behalf of Itself and the Other Borrowers

                                     By:________________________________________
                                     Title:_____________________________________

                        Confidential Treatment Requested.


Confidential portions of this documents have been redacted and filed separately with the Commission.

                                   EXHIBIT 9.3

                         COVENANT COMPLIANCE CERTIFICATE

                             [To be provided by DFS]